JOS. A. BANK CLOTHIERS, INC.
                            RETIREMENT & SAVINGS PLAN

                            Plan and Trust Agreement



                             As Amended and Restated
                             Effective April 1, 1994


        Jos. A. Bank Clothiers, Inc. Retirement & Savings Plan and Trust

                 As Amended and Restated Effective April 1, 1994


Jos. A. Bank Clothiers, Inc. previously established the Jos. A. Bank Clothiers, Inc. Retirement & Savings Plan for the benefit of eligible employees of the Company and its participating affiliates. The Plan is intended to constitute a qualified profit sharing plan, as described in Code section 401(a), which includes a qualified cash or deferred arrangement, as described in Code section 401(k).

The provisions of this Plan and Trust relating to the Trustee constitute the trust agreement which is entered into by and between Jos. A. Bank Clothiers, Inc. and Wells Fargo Bank, National Association. The Trust is intended to be tax exempt as described under Code section 501(a).

The Plan constitutes an amendment and restatement of the Jos. A. Bank Clothiers, Inc. Retirement & Savings Plan which was originally established effective as of February 1, 1976, and its related trust agreement.

The Jos. A. Bank Clothiers, Inc. Retirement & Savings Plan and Trust, as set forth in this document, is hereby amended and restated effective as of April 1, 1994.



Date: ____________________, 19___      Jos. A. Bank Clothiers, Inc.
                                       By: ____________________________
                                       Title:


The trust agreement set forth in those provisions of this Plan and Trust which relate to the Trustee is hereby executed.


Date: _____________________, 19___     Wells Fargo Bank, National Association
                                       By: ____________________________
                                       Title:


Date: _____________________, 19___     Wells Fargo Bank, National Association
                                       By: ____________________________
                                       Title:


--------------------------------------------------------------------------------



                                TABLE OF CONTENTS



1.       DEFINITIONS.......................................................  1
         -----------

2        ELIGIBILITY.......................................................  8
         -----------
         2.1       Eligibility.............................................  8
         2.2       Ineligible Employees....................................  8
         2.3       Ineligible or Former Participants.......................  8

3        PARTICIPANT CONTRIBUTIONS.........................................  9
         -------------------------
         3.1       Pre-Tax Contribution Election...........................  9
         3.2       Changing a Contribution Election........................  9
         3.3       Revoking and Resuming a Contribution Election...........  9
         3.4       Contribution Percentage Limits..........................  9
         3.5       Refunds When Contribution Dollar Limit Exceeded......... 10
         3.6       Timing, Posting and Tax Considerations.................. 10

4        ROLLOVERS & TRUST-TO-TRUST TRANSFERS.............................. 11
         ------------------------------------
         4.1       Rollovers............................................... 11
         4.2       Transfers From Other Qualified Plans.................... 11

5        EMPLOYER CONTRIBUTIONS............................................ 12
         ----------------------
         5.1       Company Match Contributions............................. 12
         5.2       Company Discretionary Contributions..................... 12
         5.3       Company Additional Contributions........................ 13

6        ACCOUNTING........................................................ 15
         ----------
         6.1       Individual Participant Accounting....................... 15
         6.2       Sweep Account is Transaction Account.................... 15
         6.3       Trade Date Accounting and Investment Cycle.............. 15
         6.4       Accounting for Investment Funds......................... 15
         6.5       Payment of Fees and Expenses............................ 15
         6.6       Accounting for Participant Loans........................ 16
         6.7       Error Correction........................................ 16
         6.8       Participant Statements.................................. 17
         6.9       Special Accounting During Conversion Period............. 17
         6.10      Accounts for QDRO Beneficiaries......................... 17

7        INVESTMENT FUNDS AND ELECTIONS.................................... 18
         ------------------------------
         7.1       Investment Funds........................................ 18
         7.2       Investment Fund Elections............................... 18
         7.3       Responsibility for Investment Choice.................... 18
         7.4       Default if No Election.................................. 18
         7.5       Timing.................................................. 19
         7.6       Investment Fund Election Change Fees.................... 19

8        VESTING & FORFEITURES............................................. 20
         ---------------------
         8.1       Fully Vested Contribution Accounts...................... 20
         8.2       Full Vesting upon Certain Events........................ 20
         8.3       Vesting Schedule........................................ 20
         8.4       Forfeitures............................................. 20
         8.5       Rehired Employees....................................... 21

9        PARTICIPANT LOANS................................................. 22
         -----------------
         9.1       Participant Loans Permitted............................. 22
         9.2       Limitations on Purpose of Participant Loan.............. 22
         9.3       Loan Application, Note and Security..................... 22
         9.4       Spousal Consent......................................... 22
         9.5       Loan Approval........................................... 22
         9.6       Loan Funding Limits..................................... 22
         9.7       Maximum Number of Loans................................. 23
         9.8       Source and Timing of Loan Funding....................... 23
         9.9       Interest Rate........................................... 23
         9.10      Repayment............................................... 23
         9.11      Repayment Hierarchy..................................... 24
         9.12      Repayment Suspension.................................... 24
         9.13      Loan Default............................................ 24
         9.14      Call Feature............................................ 24

10       IN-SERVICE WITHDRAWALS............................................ 25
         ----------------------
         10.1      In-Service Withdrawals Permitted........................ 25
         10.2      In-Service Withdrawal Application and Notice............ 25
         10.3      Spousal Consent......................................... 25
         10.4      In-Service Withdrawal Approval.......................... 25
         10.5      Minimum Amount, Payment Form and Medium................. 25
         10.6      Source and Timing of In-Service Withdrawal
                     Funding............................................... 26
         10.7      Hardship Withdrawals.................................... 26
         10.8      Rollover Account Withdrawals............................ 27
         10.9      Over Age 59 1/2Withdrawals.............................. 28

11       DISTRIBUTIONS ONCE EMPLOYMENT ENDS OR AS REQUIRED BY LAW ......... 29
         ---------------------------------------------------------
         11.1      Benefit Information, Notices and Election............... 29
         11.2      Spousal Consent......................................... 29
         11.3      Payment Form and Medium................................. 29
         11.4      Small Amounts Paid Immediately.......................... 30
         11.5      Source and Timing of Distribution Funding............... 30
         11.6      Deemed Distribution..................................... 30
         11.7      Latest Commencement Permitted........................... 31
         11.8      Payment Within Life Expectancy.......................... 31
         11.9      Incidental Benefit Rule................................. 31
         11.10     Payment to Beneficiary.................................. 31
         11.11     Beneficiary Designation................................. 32
         11.12     QJSA and QPSA Information and Elections ................ 32

12       ADP AND ACP TESTS................................................. 35
         -----------------
         12.1      Contribution Limitation Definitions..................... 35
         12.2      ADP and ACP Tests....................................... 38
         12.3      Correction of ADP and ACP Tests......................... 38
         12.4      Multiple Use Test....................................... 39
         12.5      Correction of Multiple Use Test......................... 39
         12.6      Adjustment for Investment Gain or Loss.................. 39
         12.7      Testing Responsibilities and Required Records........... 39
         12.8      Separate Testing........................................ 40

13       MAXIMUM CONTRIBUTION AND BENEFIT LIMITATIONS...................... 41
         --------------------------------------------
         13.1      "Annual Addition" Defined............................... 41
         13.2      Maximum Annual Addition................................. 41
         13.3      Avoiding an Excess Annual Addition...................... 41
         13.4      Correcting an Excess Annual Addition.................... 41
         13.5      Correcting a Multiple Plan Excess....................... 42
         13.6      "Defined Benefit Fraction" Defined...................... 42
         13.7      "Defined Contribution Fraction" Defined................. 42
         13.8      Combined Plan Limits and Correction..................... 42

14       TOP HEAVY RULES................................................... 43
         ---------------
         14.1      Top Heavy Definitions................................... 43
         14.2      Special Contributions................................... 44
         14.3      Adjustment to Combined Limits for Different
                     Plans................................................. 45

15       PLAN ADMINISTRATION............................................... 46
         -------------------
         15.1      Plan Delineates Authority and Responsibility............ 46
         15.2      Fiduciary Standards..................................... 46
         15.3      Company is ERISA Plan Administrator..................... 46
         15.4      Administrator Duties.................................... 47
         15.5      Advisors May be Retained................................ 47
         15.6      Delegation of Administrator Duties...................... 48
         15.7      Committee Operating Rules............................... 48

16       MANAGEMENT OF INVESTMENTS......................................... 49
         -------------------------
         16.1      Trust Agreement......................................... 49
         16.2      Investment Funds........................................ 49
         16.3      Authority to Hold Cash.................................. 49
         16.4      Trustee to Act Upon Instructions........................ 50
         16.5      Administrator Has Right to
                     Vote Registered Investment Company Shares............. 50
         16.6      Custom Fund Investment Management ...................... 50
         16.7      Authority to Segregate Assets........................... 51

17       TRUST ADMINISTRATION.............................................. 52
         --------------------
         17.1      Trustee to Construe Trust............................... 52
         17.2      Trustee To Act As Owner of Trust Assets................. 52
         17.3      United States Indicia of Ownership...................... 52
         17.4      Tax Withholding and Payment............................. 53
         17.5      Trustee Duties and Limitations.......................... 53
         17.6      Trust Accounting........................................ 53
         17.7      Valuation of Certain Assets............................. 54
         17.8      Legal Counsel........................................... 54
         17.9      Fees and Expenses....................................... 54

18       RIGHTS, PROTECTION, CONSTRUCTION AND JURISDICTION................. 55
         -------------------------------------------------
         18.1      Plan Does Not Affect Employment Rights.................. 55
         18.2      Limited Return of Contributions......................... 55
         18.3      Assignment and Alienation............................... 55
         18.4      Facility of Payment..................................... 56
         18.5      Reallocation of Lost Participant's Accounts............. 56
         18.6      Claims Procedure........................................ 56
         18.7      Construction............................................ 57
         18.8      Jurisdiction and Severability........................... 57
         18.9      Indemnification by Employer............................. 57

19       AMENDMENT, MERGER AND TERMINATION................................. 58
         ---------------------------------
         19.1      Amendment............................................... 58
         19.2      Merger.................................................. 58
         19.3      Plan Termination........................................ 58
         19.4      Termination of Employer's Participation................. 59
         19.5      Replacement of the Trustee.............................. 59
         19.6      Final Settlement and Accounting of Trustee.............. 59

APPENDIX A - INVESTMENT FUNDS.............................................. 61

APPENDIX B - PAYMENT OF PLAN FEES AND EXPENSES............................. 62

APPENDIX C - LOAN INTEREST RATE............................................ 63


1        DEFINITIONS

         When capitalized, the words and phrases below have the following meanings unless different meanings are clearly required by the context:

         1.1 "Account". The records maintained for purposes of accounting for a Participant's interest in the Plan. "Account" may refer to one or all of the following accounts which have been created on behalf of a Participant to hold specific types of Contributions under the Plan:

                  (a) "Pre-Tax Account". An account created to hold Pre-Tax Contributions.

                  (b)      "Rollover  Account".   An  account  created  to  hold
                           Rollover Contributions.

                  (c) "Company Match Account". An account created to hold Company Match Contributions.

                  (d) "Company Discretionary Account". An account created to hold Company Discretionary Contributions.

                  (e) "Company Additional Account". An account created to hold Company Additional Contributions.

         1.2 "ACP" or "Average Contribution Percentage". The percentage calculated in accordance with Section 12.1.

         1.3 "Administrator". The Company, which may delegate all or a portion of the duties of the Administrator under the Plan to a Committee in accordance with Section 15.6.

         1.4      "ADP"  or  "Average  Deferral   Percentage".   The  percentage
                  calculated in accordance with Section 12.1.

         1.5 "Beneficiary". The person or persons who is to receive benefits after the death of the Participant pursuant to the "Beneficiary Designation" paragraph in Section 11, or as a result of a QDRO.

         1.6 "Break in Service". The end of five consecutive Plan Years (or six consecutive Plan Years if absence from employment was due to a Parental Leave) for which a Participant is credited with no Hours of Service.

         1.7      "Code".  The  Internal  Revenue  Code  of  1986,  as  amended.
                  Reference to any specific Code section shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

         1.8 "Committee". If applicable, the committee which has been appointed by the Company to administer the Plan in accordance with Section 15.6.

         1.9 "Company". Jos. A. Bank Clothiers, Inc. or any successor by merger, purchase or otherwise.

         1.10 "Compensation". The sum of a Participant's Taxable Income and salary reductions, if any, pursuant to Code sections 125, 402(e)(3), 402(h), 403(b), 414(h)(2) or 457.

                  For purposes of determining benefits under this Plan, Compensation is limited to $200,000 (as indexed for the cost of living pursuant to Code sections 401(a)(17) and 415(d)) per Plan Year. For purposes of determining benefits under this Plan for Plan Years beginning after December 31, 1993, Compensation is limited to $150,000 (as indexed for the cost of living pursuant to Code sections 401(a)(17) and 415(d)) per Plan Year.

                  For purposes of the preceding sentences, in the case of an HCE who is a 5% Owner or one of the 10 most highly compensated Employees, (i) such HCE and such HCE's family group (as defined below) shall be treated as a single employee and the Compensation of each family group member shall be aggregated with the Compensation of such HCE, and (ii) the limitation on Compensation shall be allocated among such HCE and his or her family group members in proportion to each individual's Compensation before the application of this sentence. For purposes of this Section, the term "family group" shall mean an Employee's spouse and lineal descendants who have not attained age 19 before the close of the year in question.

                  For the purpose of determining HCEs and key employees, Compensation for the entire Plan Year shall be used. For the purpose of determining ADP and ACP, Compensation shall be limited to amounts paid to an Eligible Employee while a Participant.

         1.11 "Contribution". An amount contributed to the Plan by the Employer or an Eligible Employee, and allocated by contribution type to Participants' Accounts, as described in
                  Section 1.1. Specific types of contribution include:

                  (a) "Pre-Tax Contribution". An amount contributed by the Employer on an eligible Participant's behalf in conjunction with a Participant's Code section 401(k) salary deferral election.

                  (b)      "Rollover Contribution".  An amount contributed by an
                           Eligible   Employee  which  originated  from  another
                           employer's qualified plan.

                  (c) "Company Match Contribution". An amount contributed by the Employer on an eligible Participant's behalf based upon the amount contributed by the eligible Participant.

                  (d) "Company Discretionary Contribution". An amount contributed by the Employer on an eligible Participant's behalf and allocated on a pay based formula to the Participant.

                  (e)      "Company   Additional   Contribution".    An   amount
                           contributed   by   the   Employer   on  an   eligible
                           Participant's behalf which is fully vested.

         1.12 "Contribution Dollar Limit". The annual limit placed on each Participant's Pre- Tax Contributions, which shall be $7,000 per calendar year (as indexed for the cost of living pursuant to Code section 402(g)(5) and 415(d)). For purposes of this Section, a Participant's Pre-Tax Contributions shall include
                  (i) any Employer contribution made under any qualified cash or deferred arrangement as defined in Code section 401(k) to the extent not includible in gross income for the taxable year under Code section 402(e)(3) or 402(h)(1)(B) (determined without regard to Code section 402(g)), and (ii) any Employer contribution to purchase an annuity contract under Code section 403(b) under a salary reduction agreement (within the meaning of Code section 3121(a)(5)(D)).

         1.13 "Direct Rollover". A payment from the Plan to an Eligible Retirement Plan specified by a Distributee.

         1.14 "Disability". A Participant's total and permanent, mental or physical disability resulting in termination of employment as evidenced by presentation of medical evidence satisfactory to the Administrator.

         1.15 "Distributee". An Employee or former Employee, the surviving spouse of an Employee or former Employee and a spouse or former spouse of an Employee or former Employee determined to be an alternate payee under a QDRO.

         1.16 "Effective Date". April 1, 1994, unless stated otherwise. The date upon which the provisions of this document become effective. In general, the provisions of this document only apply to Participants who are Employees on or after the Effective Date. However, investment and distribution provisions apply to all Participants with Account balances to be invested or distributed after the Effective Date.

         1.17     "Eligible  Employee".  An Employee of an Employer,  except any
                  Employee:

                  (a) whose compensation and conditions of employment are covered by a collective bargaining agreement to which an Employer is a party unless the agreement calls for the Employee's participation in the Plan; or

                  (b) who is treated as an Employee because he or she is a Leased Employee.

         1.18 "Eligible Retirement Plan". An individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a), that accepts a Distributee's Eligible Rollover Distribution, except that with regard to an Eligible Rollover Distribution to a surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         1.19 "Eligible Rollover Distribution". A distribution of all or any portion of the balance to the credit of a Distributee, excluding a distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of a Distributee or the joint lives (or joint life expectancies) of a Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; a distribution to the extent such distribution is required under Code section
                  401(a)(9); and the portion of a distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

         1.20     "Employee". An individual who is:

                  (a)      directly employed by any Related Company and for whom
                           any  income  for  such   employment   is  subject  to
                           withholding of income or social security taxes, or

                  (b)      a Leased Employee.

         1.21 "Employer". The Company and any Subsidiary or other Related Company of either the Company or a Subsidiary which adopts this Plan with the approval of the Company.

         1.22 "ERISA". The Employee Retirement Income Security Act of 1974, as amended. Reference to any specific section shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

         1.23 "Forfeiture Account". An account holding amounts forfeited by Participants who have left the Employer, invested in interest bearing deposits of the Trustee, pending disposition as provided in this Plan and Trust and as directed by the Administrator.

         1.24 "HCE" or "Highly Compensated Employee". An Employee described as a Highly Compensated Employee in Section 12.

         1.25 "Hour of Service". Each hour for which an Employee is entitled to:

                  (a) payment for the performance of duties for any Related Company;

                  (b) payment from any Related Company for any period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, sickness, incapacity (including disability), layoff, leave of absence, jury duty or military service;

                  (c) back pay, irrespective of mitigation of damages, by award or agreement with any Related Company (and these hours shall be credited to the period to which the agreement pertains); or

                  (d) no payment, but is on a Leave of Absence (and these hours shall be based upon his or her normally scheduled hours per week or a 40 hour week if there is no regular schedule).

                  The crediting of hours for which no duties are performed shall be in accordance with Department of Labor regulation sections 2530.200b-2(b) and (c). Actual hours shall be used whenever an accurate record of hours are maintained for an Employee. Otherwise, an equivalent number of hours shall be credited for each payroll period in which the Employee would be credited with at least 1 hour. The payroll period equivalencies are 45 hours weekly, 90 hours biweekly, 95 hours semimonthly and 190 hours monthly.

                  Hours credited prior to a Break in Service are included.

                  An Employee's service with a predecessor or acquired company shall only be counted in the determination of his or her Hours of Service for eligibility and/or vesting purposes if (1) the Company directs that credit for such service be granted, or
                  (2) a qualified plan of the predecessor or acquired company is subsequently maintained by any Employer or Related Company.

         1.26 "Ineligible". The Plan status of an individual during the period in which he or she is (1) an Employee of a Related Company which is not then an Employer, (2) an Employee, but not an Eligible Employee, or (3) not an Employee.

         1.27 "Investment Fund" or "Fund". An investment fund as described in Section 16.2. The Investment Funds authorized by the Administrator to be offered as of the Effective Date to Participants and Beneficiaries are as set forth in Appendix A.

         1.28 "Leased Employee". An individual who is deemed to be an employee of any Related Company as provided in Code section 414(n) or (o).

         1.29     "Leave of Absence".  A period  during which an  individual  is
                  deemed  to  be  an   Employee,   but  is  absent  from  active
                  employment, provided that the absence:

                  (a)      was authorized by a Related Company; or

                  (b) was due to military service in the United States armed forces and the individual returns to active employment within the period during which he or she retains employment rights under federal law.

         1.30 "NHCE" or "Non-Highly Compensated Employee". An Employee described as a Non-Highly Compensated Employee in Section 12.

         1.31 "Normal Retirement Date". The later of the date on which a Participant attains age 65 or completes five Years of Vesting Service.

         1.32 "Owner". A person with an ownership interest in the capital, profits, outstanding stock or voting power of a Related Company within the meaning of Code section 318 or 416 (which exclude indirect ownership through a qualified plan).

         1.33 "Parental Leave". The period of absence from work by reason of pregnancy, the birth of an Employee's child, the placement of a child with the Employee in connection with the child's adoption, or caring for such child immediately after birth or placement as described in Code section 410(a)(5)(E).

         1.34 "Participant". An Eligible Employee who begins to participate in the Plan after completing the eligibility requirements as described in Section 2.1. A Participant's participation continues until his or her employment with all Related Companies ends and his or her Account is distributed or forfeited.

         1.35 "Pay". All cash compensation paid to an Eligible Employee by an Employer while a Participant during the current period.

                  Pay is neither increased nor decreased by any salary credit or reduction pursuant to Code sections 125 or 402(e)(3). Pay is limited to $200,000 (as indexed for the cost of living pursuant to Code sections 401(a)(17) and 415(d)) per Plan Year. Pay is limited to $150,000 (as indexed for the cost of living pursuant to Code sections 401(a)(17) and 415(d)) per Plan Year effective for Plan Years beginning after December 31, 1993.

         1.36 "Plan". The Jos. A. Bank Clothiers, Inc. Retirement & Savings Plan set forth in this document, as from time to time amended.

         1.37 "Plan Year". The annual accounting period of the Plan and Trust which ends on each June 30.

         1.38 "QDRO". A domestic relations order which the Administrator has determined to be a qualified domestic relations order within the meaning of Code section 414(p).

         1.39 "Related Company". With respect to any Employer, that Employer and any corporation, trade or business which is, together with that Employer, a member of the same controlled group of corporations, a trade or business under common control, or an affiliated service group within the meaning of Code section 414(b), (c), (m) or (o).

         1.40 "Settlement Date". For each Trade Date, the Trustee's next business day.

         1.41 "Spousal Consent". The written consent given by a spouse to a Participant's election or waiver of a specified form of benefit, including a loan or in-service withdrawal, or Beneficiary designation. The spouse's consent must acknowledge the effect on the spouse of the Participant's election, waiver or designation and be duly witnessed by a Plan representative or notary public. Spousal Consent shall be valid only with respect to the spouse who signs the Spousal Consent and only for the particular choice made by the Participant which requires Spousal Consent. A Participant may revoke (without Spousal Consent) a prior election, waiver or designation that required Spousal Consent at any time before payments begin. Spousal Consent also means a determination by the Administrator that there is no spouse, the spouse cannot be located, or such other circumstances as may be established by applicable law.

         1.42 "Subsidiary". A company which is 50% or more owned, directly or indirectly, by the Company.

         1.43     "Sweep Account".  The subsidiary  Account for each Participant
                  through  which  all  transactions  are  processed,   which  is
                  invested in interest bearing deposits of the Trustee.

         1.44 "Sweep Date". The cut off date and time for receiving instructions for transactions to be processed on the next Trade Date.

         1.45 "Taxable Income". Compensation in the amount reported by the Employer as "Wages, tips, other compensation" on Form W-2, or any successor method of reporting under Code section 6041(d).

         1.46 "Trade Date". Each day the Investment Funds are valued, which is normally every day the assets of such Funds are traded.

         1.47 "Trust". The legal entity created by those provisions of this document which relate to the Trustee. The Trust is part of the Plan and holds the Plan assets which are comprised of the aggregate of Participants' Accounts and the Forfeiture Account.

         1.48     "Trustee". Wells Fargo Bank, National Association.

         1.49 "Year of Vesting Service". A 12 consecutive month period ending on the last day of a Plan Year in which an Employee is credited with at least 1,000 Hours of Service.

                  Years of Vesting Service shall include service credited prior to February 1, 1976.

2        ELIGIBILITY

         2.1       Eligibility

                   All Participants as of April 1, 1994 shall continue their eligibility to participate. Each other Eligible Employee shall become a Participant on the first July 1, October 1, January 1 or April 1 after the date he or she completes a 12 month eligibility period in which he or she is credited with at least 1,000 Hours of Service. The initial eligibility period begins on the date an Employee first performs an Hour of Service. Subsequent eligibility periods begin with the start of each Plan Year beginning after the first Hour of Service is performed.

         2.2       Ineligible Employees

                   If an Employee completes the above eligibility requirements, but is Ineligible at the time participation would otherwise begin (if he or she were not Ineligible), he or she shall become a Participant on the first subsequent date on which he or she is an Eligible Employee.

         2.3       Ineligible or Former Participants

                   A Participant may not make or share in Plan Contributions, nor generally be eligible for a new Plan loan, during the period he or she is Ineligible, but he or she shall continue to participate for all other purposes. An Ineligible Participant or former Participant shall automatically become an active Participant on the date he or she again becomes an Eligible Employee.

3        PARTICIPANT CONTRIBUTIONS

         3.1       Pre-Tax Contribution Election

                   Upon becoming a Participant, an Eligible Employee may elect to reduce his or her Pay by an amount which does not exceed the Contribution Dollar Limit, within the limits described in the Contribution Percentage Limits paragraph of this Section 3, and have such amount contributed to the Plan by the Employer as a Pre-Tax Contribution. The election shall be made as a whole percentage of Pay in such manner and with such advance notice as prescribed by the Administrator. In no event shall an Employee's Pre-Tax Contributions under the Plan and all other plans, contracts or arrangements of all Related Companies exceed the Contribution Dollar Limit for the Employee's taxable year beginning in the Plan Year.

         3.2       Changing a Contribution Election

                   A Participant who is an Eligible Employee may change his or her Pre-Tax Contribution election as of any July 1, October 1, January 1 or April 1 in such manner and with such advance notice as prescribed by the Administrator. The changed percentage shall become effective with the first payroll paid after such date. Participants' Contribution election percentages shall automatically apply to Pay increases or decreases.

         3.3       Revoking and Resuming a Contribution Election

                   A Participant may revoke his or her Contribution election at any time in such manner and with such advance notice as prescribed by the Administrator, and such election shall be effective with the first payroll paid after such date.

                   A Participant may resume Contributions by making a new Contribution election at the same time in which a Participant may change his or her election, but no earlier than six months after the date he or she revoked his or her
                   Contribution election,in such manner and with such advance notice as prescribed by the Administrator, and such election shall be effective with the first payroll paid after such date.

         3.4       Contribution Percentage Limits

                   The Administrator may establish and change from time to time, without the necessity of amending this Plan and Trust document, the minimum, if applicable, and maximum Pre-Tax Contribution percentages, prospectively or retrospectively (for the current Plan Year), for all Participants. In addition, the Administrator may establish any lower percentage limits for Highly Compensated Employees as it deems necessary. As of the Effective Date, the Pre-Tax Contribution maximum percentage is 15%.

                   Irrespective of the limits that may be established by the Administrator in accordance with this paragraph, in no event shall the contributions made by or on behalf of a Participant for a Plan Year exceed the maximum allowable under Code section 415.

         3.5       Refunds When Contribution Dollar Limit Exceeded

                   A Participant who makes Pre-Tax Contributions for a calendar year to this and any other qualified defined contribution plan in excess of the Contribution Dollar Limit may notify the Administrator in writing by the following March 1 (or as late as April 14 if allowed by the Administrator) that an excess has occurred. In this event, the amount of the excess specified by the Participant, adjusted for investment gain or loss, shall be refunded to him or her by April 15 and shall not be included as an Annual Addition under Code section 415 for the year contributed. Refunds shall not include investment gain or loss for the period between the end of the applicable Plan Year and the date of distribution. Any Company Match Contributions attributable to refunded excess Pre-Tax Contributions as described in this Section shall be deemed a Contribution made by reason of a mistake of fact and removed from the Participant's Account.

         3.6       Timing, Posting and Tax Considerations

                   Participants' Contributions, other than Rollover Contributions, may only be made through payroll deduction. Such amounts shall be paid to the Trustee in cash and posted to each Participant's Account(s) as soon as such amounts can reasonably be separated from the Employer's general assets and balanced against the specific amount made on behalf of each Participant. In no event, however, shall such amounts be paid to the Trustee more than 90 days after the date amounts are deducted from a Participant's Pay. Pre-Tax Contributions shall be treated as employer contributions in determining tax deductions under Code section 404(a).

4        ROLLOVERS & TRUST-TO-TRUST TRANSFERS

         4.1      Rollovers

                  The Administrator may authorize the Trustee to accept a rollover contribution in cash, within the meaning of Code section 402(c) or 408(d)(3)(A)(ii), directly from an Eligible Employee or as a Direct Rollover from another qualified plan on behalf of the Eligible Employee, if he or she is a Participant. The Employee shall be responsible for furnishing satisfactory evidence, in such manner as prescribed by the Administrator, that the amount is eligible for rollover treatment. A rollover contribution received directly from an Eligible Employee must be paid to the Trustee in cash within 60 days after the date received by the Eligible Employee from a qualified plan or conduit individual retirement account. Contributions described in this paragraph shall be posted to the applicable Employee's Rollover Account as of the date received by the Trustee.

                  If it is later determined that an amount contributed pursuant to the above paragraph did not in fact qualify as a rollover contribution under Code section 402(c) or 408(d)(3)(A)(ii), the balance credited to the Employee's Rollover Account shall immediately be (1) segregated from all other Plan assets, (2) treated as a nonqualified trust established by and for the benefit of the Employee, and (3) distributed to the Employee. Any such nonqualifying rollover shall be deemed never to have been a part of the Plan.

         4.2      Transfers From Other Qualified Plans

                  The Administrator may instruct the Trustee to receive assets in cash or in kind directly from another qualified plan. The Trustee may refuse the receipt of any transfer if:

                  (a)      the Trustee finds the in-kind assets unacceptable;

                  (b) instructions for posting amounts to Participants' Accounts are incomplete;

                  (c)      any  amounts  are  not   exempted  by  Code   section
                           401(a)(11)(B)  from the annuity  requirements of Code
                           section 417; or

                  (d)      any  amounts  include  benefits   protected  by  Code
                           section 411(d)(6) which would not be preserved under applicable Plan provisions.

                   Such amounts shall be posted to the appropriate Accounts of Participants as of the date received by the Trustee.

5        EMPLOYER CONTRIBUTIONS

         5.1      Company Match Contributions

                  (a) Frequency and Eligibility. For each quarter of the Plan Year, the Employer shall make Company Match Contributions as described in the following Allocation Method paragraph on behalf of each Participant who contributed during the period.

                  (b) Allocation Method. The Company Match Contributions (including any Forfeiture Account amounts applied as Company Match Contributions in accordance with
                           Section 8.4) for each period shall total 50% of each eligible Participant's Pre-Tax Contributions for the period, provided that no Company Match Contributions (and Forfeiture Account amounts) shall be made based upon a Participant's Contributions in excess of 3% of his or her Pay. The Employer may change the 50% matching rate or the 3% of considered Pay to any other percentages, including 0%, generally by notifying eligible Participants in sufficient time to adjust their Contribution elections prior to the start of the period for which the new percentages apply.

                  (c) Timing, Medium and Posting. The Employer shall make each period's Company Match Contribution in cash as soon as is feasible, and not later than the
                           Employer's federal tax filing date, including extensions, for deducting such Contribution. The Trustee shall post such amount to each Participant's Company Match Account once the total Contribution received has been balanced against the specific amount to be credited to each Participant's Company Match Account.

         5.2      Company Discretionary Contributions

                  (a)      Frequency and  Eligibility.  For each Plan Year,  the
                           Employer    may   make   a   Company    Discretionary
                           Contribution on behalf of each Participant who:

                           (1) was an Eligible Employee on the last day of the period, and

                           (2) was credited with at least 1,000 Hours of Service for the Plan Year.

                           In addition, such Contributions shall be made on behalf of each Participant who met the requirements of (2) but who ceased being an Employee during the period after having attained his or her Normal Retirement Date, or by reason of his or her Disability or death.

                  (b) Allocation Method. The Company Discretionary Contribution for each period, shall be in an amount up to the greater of (i) the percentage equal to the tax rate under Code section 3111(a) for the calendar year which includes the first day of the Plan Year and which is attributable to old-age insurance or
                           (ii) 5.7%, as determined by the Employer and allocated among eligible Participants in direct proportion to their Pay and an identical percentage of each eligible Participant's Excess Pay. The remaining amount, if any, shall be allocated in direct proportion to each eligible Participant's Pay. Excess Pay for this purpose shall mean Pay in excess of the Social Security Taxable Wage Base for the calendar year which includes the first day of the Plan Year.

                  (c) Timing, Medium and Posting. The Employer shall make each period's Company Discretionary Contribution in cash as soon as is feasible, and not later than the Employer's federal tax filing date, including extensions, for deducting such Contribution. The Trustee shall post such amount to each Participant's Company Discretionary Account once the total Contribution received has been balanced against the specific amount to be credited to each Participant's Company Discretionary Account.

         5.3      Company Additional Contributions

                  (a) Frequency and Eligibility. For each Plan Year, the Employer may make a Company Additional Contribution on behalf of each Non-Highly Compensated Employee Participant who contributed during the period and was an Eligible Employee on the last day of the period.

                           In addition, such Contributions shall be made on behalf of each Non- Highly Compensated Employee Participant who contributed during the period and who ceased being an Employee during the period after having attained his or her Normal Retirement Date, or by reason of his or her Disability or death.

                  (b)      Allocation    Method.    The    Company    Additional
                           Contribution for each period shall be in an amount determined by the Employer and allocated among eligible Participants as follows:

                           (1) to the extent the Company Additional Contributions are treated as Deferrals, as such term is defined in Section 12.1, in direct proportion to each eligible Participant's Pay, subject to a maximum dollar amount which may be contributed on behalf of any Participant as determined by the Administrator, and

                           (2) to the extent the Company Additional Contributions are treated as Contributions, as such term is defined in Section 12.1, as a percentage of each eligible Participant's Pre-Tax Contributions, subject to a maximum dollar amount which may be contributed on behalf of any Participant as determined by the Administrator.

                  (c) Timing, Medium and Posting. The Employer shall make each period's Company Additional Contribution in cash as soon as is feasible, and not later than the Employer's federal tax filing date, including extensions, for deducting such contribution. Notwithstanding, for purposes of satisfying the tests described in Sections 12.2 and 12.4 Company Additional Contributions must be made before the end of the Plan Year following the Plan Year being tested. The Trustee shall post such amount to each Participant's Company Additional Contribution Account once the total Contribution received has been balanced against the specific amount to be credited to each Participant's Company Additional Contribution Account.

6        ACCOUNTING

         6.1      Individual Participant Accounting

                  The Administrator shall maintain an individual set of Accounts for each Participant in order to reflect transactions both by type of Contribution and investment medium. Financial transactions shall be accounted for at the individual Account level by posting each transaction to the appropriate Account of each affected Participant. Participant Account values shall be maintained in shares for the Investment Funds and in dollars for their Sweep and Participant loan Accounts. At any point in time, the Account value shall be determined using the most recent Trade Date values provided by the Trustee.

         6.2      Sweep Account is Transaction Account

                  All transactions related to amounts being contributed to or distributed from the Trust shall be posted to each affected Participant's Sweep Account. Any amount held in the Sweep Account will be credited with interest up until the date on which it is removed from the Sweep Account.

         6.3      Trade Date Accounting and Investment Cycle

                  Participant Account values shall be determined as of each Trade Date. For any transaction to be processed as of a Trade Date, the Trustee must receive instructions for the transaction by the Sweep Date. Such instructions shall apply to amounts held in the Account on that Sweep Date. Financial transactions of the Investment Funds shall be posted to Participants' Accounts as of the Trade Date, based upon the Trade Date values provided by the Trustee, and settled on the Settlement Date.

         6.4      Accounting for Investment Funds

                  Investments in each Investment Fund shall be maintained in shares. The Trustee is responsible for determining the share values of each Investment Fund as of each Trade Date. To the extent an Investment Fund is comprised of collective investment funds of the Trustee, or any other fiduciary to the Plan, the share values shall be determined in accordance with the rules governing such collective investment funds, which are incorporated herein by reference. All other share values shall be determined by the Trustee. The share value of each Investment Fund shall be based on the fair market value of its underlying assets.

         6.5      Payment of Fees and Expenses

                  Except to the extent Plan fees and expenses related to Account maintenance, transaction and Investment Fund management and maintenance, as set forth below, are paid by the Employer directly, or indirectly, through the Forfeiture Account as directed by the Administrator, such fees and expenses shall be paid as set forth below. The Employer may pay a lower portion of the fees and expenses allocable to the Accounts of Participants who are no longer Employees.

                  (a) Account Maintenance: Account maintenance fees and expenses, may include but are not limited to, administrative, Trustee, government annual report preparation, audit, legal, nondiscrimination testing, and fees for any other special services. Account maintenance fees shall be charged to Participants on a per Participant basis provided that no fee shall reduce a Participant's Account balance below zero.

                  (b) Transaction: Transaction fees and expenses, may include but are not limited to, recurring payment, Investment Fund election change and loan fees. Transaction fees shall be charged to the Participant's Account involved in the transaction provided that no fee shall reduce a Participant's Account balance below zero.

                  (c)      Investment   Fund    Management   and    Maintenance:
                           Management and maintenance fees and expenses related to the Investment Funds shall be charged at the Investment Fund level and reflected in the net gain or loss of each Fund.

                  As of the Effective Date, a breakdown of which Plan fees and expenses shall generally be borne by the Trust (and charged to individual Participants' Accounts) and those that shall be paid by the Employer, directly or indirectly, is set forth in Appendix B and may be changed from time to time, without the necessity of amending this Plan and Trust Document.

                  The Trustee shall have the authority to pay any such fees and expenses, which remain unpaid by the Employer for 60 days, from the Trust.

         6.6      Accounting for Participant Loans

                  Participant loans shall be held in a separate Account of the Participant and accounted for in dollars as an earmarked asset of the borrowing Participant's Account.

         6.7      Error Correction

                  The Administrator may correct any errors or omissions in the administration of the Plan by restoring any Participant's Account balance with the amount that would be credited to the Account had no error or omission been made. Funds necessary for any such restoration shall be provided through payment made by the Employer, or by the Trustee to the extent the error or omission is attributable to actions or inactions of the Trustee, or if the restoration involves an employer contribution account, the Administrator may direct the Trustee to use amounts from the Forfeiture Account.

         6.8      Participant Statements

                  The Administrator shall provide Participants with statements of their Accounts as soon after the end of each quarter of the Plan Year as is administratively feasible.

         6.9      Special Accounting During Conversion Period

                  The Administrator and Trustee may use any reasonable accounting methods in performing their respective duties during the period of converting the prior accounting system of the Plan and Trust to conform to the individual Participant accounting system described in this Section. This includes, but is not limited to, the method for allocating net investment gains or losses and the extent, if any, to which contributions received by and distributions paid from the Trust during this period share in such allocation.

         6.10     Accounts for QDRO Beneficiaries

                  A separate Account shall be established for an alternate payee entitled to any portion of a Participant's Account under a QDRO as of the date and in accordance with the directions specified in the QDRO. In addition, a separate Account may be established during the period of time the Administrator, a court of competent jurisdiction or other appropriate person is determining whether a domestic relations order qualifies as a QDRO. Such a separate Account shall be valued and accounted for in the same manner as any other Account.

                  (a) Distributions Pursuant to QDROs. If a QDRO so provides, the portion of a Participant's Account payable to an alternate payee may be distributed, in a form as permissible under the Distribution Once Employment Ends Section and Code section 414(p), to the alternate payee at the time specified in the QDRO, regardless of whether the Participant is entitled to a distribution from the Plan at such time.

                  (b) Participant Loans. Except to the extent required by law, an alternate payee, on whose behalf a separate Account has been established, shall not be entitled to borrow from such Account. If a QDRO specifies that the alternate payee is entitled to any portion of the Account of a Participant who has an outstanding loan balance, all outstanding loans shall generally continue to be held in the Participant's Account and shall not be divided between the Participant's and alternate payee's Accounts.

                  (c) Investment Direction. Where a separate Account has been established on behalf of an alternate payee and has not yet been distributed, the alternate payee may direct the investment of such Account in the same manner as if he or she were a Participant.

7        INVESTMENT FUNDS AND ELECTIONS

         7.1      Investment Funds

                  Except for Participants' Sweep and loan Accounts, the Trust shall be maintained in various Investment Funds. The Administrator shall select the Investment Funds offered to Participants and may change the number or composition of the Investment Funds, subject to the terms and conditions agreed to with the Trustee. As of the Effective Date, a list of the Investment Funds offered to Participants is set forth in Appendix A, and may be changed from time to time, without the necessity of amending this Plan and Trust document.

         7.2      Investment Fund Elections

                  Each Participant shall direct the investment of all of his or her Contribution Accounts.

                  A Participant shall make his or her investment election in any combination of one or any number of the Investment Funds offered in accordance with the procedures established by the Administrator and Trustee. However, during the period of converting the prior accounting system of the Plan and Trust to conform to the individual Participant accounting system described in Section 6, Trust assets may be held in any investment vehicle permitted by the Plan, as directed by the Administrator, irrespective of Participant investment elections.

                  The Administrator may set a maximum percentage of the total election that a Participant may direct into any specific Investment Fund, which maximum, if any, is set forth in Appendix A, and may be changed from time to time, without the necessity of amending this Plan and Trust document.

         7.3      Responsibility for Investment Choice

                  Each Participant shall be solely responsible for the selection of his or her Investment Fund choices. No fiduciary with respect to the Plan is empowered to advise a Participant as to the manner in which his or her Accounts are to be invested, and the fact that an Investment Fund is offered shall not be construed to be a recommendation for investment.

         7.4      Default if No Election

                  The Administrator shall specify an Investment Fund for the investment of that portion of a Participant's Account which is not yet held in an Investment Fund and for which no valid investment election is on file. The Investment Fund specified as of the Effective Date is as set forth in Appendix A, and may be changed from time to time, without the necessity of amending this Plan and Trust document.

         7.5      Timing

                  A Participant shall make his or her initial investment election upon becoming a Participant and may change his or her election at any time in accordance with the procedures established by the Administrator and Trustee. Investment elections received by the Trustee by the Sweep Date will be effective on the following Trade Date.

         7.6      Investment Fund Election Change Fees

                  A reasonable processing fee may be charged directly to a Participant's Account for Investment Fund election changes in excess of a specified number per year as determined by the Administrator.

8        VESTING & FORFEITURES

         8.1      Fully Vested Contribution Accounts

                  A Participant shall be fully vested in these Accounts at all times:

                            Pre-Tax Account
                            Rollover Account
                            Company Match Account
                            Company Additional Account

         8.2      Full Vesting upon Certain Events

                  A Participant's entire Account shall become fully vested once he or she has attained his or her Normal Retirement Date as an Employee or upon his or her leaving the Employer due to his or her Disability or death.

         8.3      Vesting Schedule

                  In addition to the vesting  provided  above,  a  Participant's
                  Company   Discretionary   Account   shall  become   vested  in
                  accordance with the following schedule:


                              Years of Vesting           Vested
                                  Service              Percentage
                                  -------              ----------

                                Less than 2                0%
                             2 but less than 3             20%
                             3 but less than 4             40%
                             4 but less than 5             60%
                             5 but less than 6             80%
                                 6 or more                100%

                  If this vesting schedule is changed, the vested percentage for each Participant shall not be less than his or her vested percentage determined as of the last day prior to this change, and for any Participant with at least three Years of Vesting Service when the schedule is changed, vesting shall be determined using the more favorable vesting schedule.

         8.4      Forfeitures

                  A Participant's non-vested Account balance shall be forfeited as of the Settlement Date following the Sweep Date on which the Administrator has reported to the Trustee that the Participant's employment has terminated with all Related Companies. Forfeitures from all Employer Contribution Accounts shall be transferred to and maintained in a single Forfeiture Account, which shall be invested in interest bearing deposits of the Trustee. Forfeiture Account amounts shall be utilized to restore Accounts, to pay Plan fees and expenses and to reduce Company Match Contributions as directed by the Administrator.

         8.5      Rehired Employees

                  (a) Service. If a former Employee is rehired, all Years of Vesting Service credited prior to his or her termination of employment shall be counted in determining his or her vested interest.

                  (b) Account Restoration. If a former Employee is rehired before he or she has a Break in Service, the amount forfeited when his or her employment last terminated shall be restored to his or her Account. The restoration shall include the interest which would have been credited had such forfeiture been invested in the Sweep Account from the date forfeited until the date the restoration amount is determined. The amount shall come from the Forfeiture Account to the extent possible, and any additional amount needed shall be contributed by the Employer. The vested interest in his or her restored Account shall then be equal to:

                                          V% times (AB + D) - D

                           where:

                           V% =  current vested percentage
                           AB =  current account balance
                           D  =  amount previously distributed

9        PARTICIPANT LOANS

         9.1      Participant Loans Permitted

                  Loans to Participants are permitted pursuant to the terms and conditions set forth in this Section.

         9.2      Limitations on Purpose of Participant Loan

                  A Participant may only borrow to satisfy a financial need determined to be a hardship. Hardship for this purpose shall have the meaning set forth in Section 10.7(b).

         9.3      Loan Application, Note and Security

                  A Participant shall apply for any loan in such manner and with such advance notice as prescribed by the Administrator. All loans shall be evidenced by a promissory note, secured only by the portion of the Participant's Account from which the loan is made, and the Plan shall have a lien on this portion of his or her Account.

         9.4      Spousal Consent

                  A Participant is required to obtain Spousal Consent in order to take out a loan under the Plan.

         9.5      Loan Approval

                  The Administrator, or the Trustee if otherwise authorized by the Administrator and expressly agreed to by the Trustee, is responsible for determining that an loan request conforms to the requirements described in this Section and granting such request.

         9.6      Loan Funding Limits

                  The loan amount must meet all of the following limits as determined as of the Sweep Date the loan is processed:

                  (a) Plan Minimum Limit. The minimum amount for any loan is $1,000.

                  (b) Plan Maximum Limit. Subject to the legal limit described in (c) below, the maximum a Participant may borrow, including the outstanding balance of existing Plan loans, is 100% of the following Accounts which are fully vested:

                                     Pre-Tax Account
                                     Company Match Account
                                     Rollover Account

                  (c) Legal Maximum Limit. The maximum a Participant may borrow, including the outstanding balance of existing Plan loans, is 50% of his or her vested Account balance, not to exceed $50,000. However, the $50,000 maximum is reduced by the Participant's highest outstanding loan balance during the 12 month period ending on the day before the Sweep Date as of which the loan is made. For purposes of this paragraph, the qualified plans of all Related Companies shall be treated as though they are part of this Plan to the extent it would decrease the maximum loan amount.

         9.7      Maximum Number of Loans

                  A Participant may have only one loan outstanding at any given time.

         9.8      Source and Timing of Loan Funding

                  A loan to a Participant shall be made solely from the assets of his or her own Accounts. The available assets shall be determined first by Account type and then by investment type within each type of Account. The hierarchy for loan funding by type of Account shall be the order listed in the preceding Plan Maximum Limit paragraph. Within each Account used for funding a loan, amounts shall first be taken from the Sweep Account and then taken by type of investment in direct proportion to the market value of the Participant's interest in each Investment Fund as of the Trade Date on which the loan is processed.

                  Loans will be funded on the Settlement Date following the Trade Date as of which the loan is processed. The Trustee shall make payment to the Participant as soon thereafter as administratively feasible.

         9.9      Interest Rate

                  The interest rate charged on Participant loans shall be a fixed reasonable rate of interest, determined from time to time by the Administrator, which provides the Plan with a return commensurate with the prevailing interest rate charged by persons in the business of lending money for loans which would be made under similar circumstances. As of the Effective Date, the interest rate is determined as set forth in Appendix C, and may be changed from time to time, without the necessity of amending this Plan and Trust document.

         9.10     Repayment

                  Substantially level amortization shall be required of each loan with payments made at least monthly, generally through payroll deduction. Loans may be prepaid in full or in part at any time. The Participant may choose the loan repayment period, not to exceed 5 years.

         9.11     Repayment Hierarchy

                  Loan principal repayments shall be credited to the Participant's Accounts in the inverse of the order used to fund the loan. Loan interest shall be credited to the Participant's Accounts in direct proportion to the principal payment. Loan payments are credited by investment type based upon the Participant's current investment election for new Contributions.

         9.12     Repayment Suspension

                  The Administrator may agree to a suspension of loan payments for up to 6 months for a Participant who is on a Leave of Absence. During the suspension period interest shall continue to accrue on the outstanding loan balance. At the expiration of the suspension period all outstanding loan payments and accrued interest thereon shall be due unless otherwise agreed upon by the Administrator.

         9.13     Loan Default

                  A loan is treated as a default if scheduled loan payments are more than 90 days late. A Participant shall then have 30 days from the time he or she receives written notice of the default and a demand for past due amounts to cure the default before it becomes final.

                  In the event of default, the Administrator may direct the Trustee to report the default as a taxable distribution. As soon as a Plan withdrawal or distribution to such Participant would otherwise be permitted, the Administrator may instruct the Trustee to execute upon its security interest in the Participant's Account by distributing the note to the Participant.

         9.14     Call Feature

                  The Administrator shall have the right to call any Participant
                  loan  once  a   Participant's   employment  with  all  Related
                  Companies has terminated or if the Plan is terminated.

10       IN-SERVICE WITHDRAWALS

         10.1     In-Service Withdrawals Permitted

                  In-service withdrawals to a Participant who is an Employee are permitted pursuant to the terms and conditions set forth in this Section and as required by law as set forth in Section 11.7.

         10.2     In-Service Withdrawal Application and Notice

                  A Participant shall apply for any in-service withdrawal in such manner and with such advance notice as prescribed by the Administrator. The Participant shall be provided the notice prescribed by Code section 402(f).

                  If an in-service withdrawal is one to which Code sections 401(a)(11) and 417 do not apply, such in-service withdrawal may commence less than 30 days after the aforementioned notice is provided, if:

                  (a) the Participant is clearly informed that he or she has the right to a period of at least 30 days after receipt of such notice to consider his or her option to elect or not elect a Direct Rollover for the portion, if any, of his or her in-service withdrawal which will constitute an Eligible Rollover Distribution; and

                  (b) the Participant after receiving such notice, affirmatively elects a Direct Rollover for the portion, if any, of his or her in-service withdrawal which will constitute an Eligible Rollover Distribution or alternatively elects to have such portion made payable directly to him or her, thereby not electing a Direct Rollover.

         10.3     Spousal Consent

                  A Participant is required to obtain Spousal Consent in order to make an in- service withdrawal under the Plan.

         10.4     In-Service Withdrawal Approval

                  The Administrator, or the Trustee if otherwise authorized by the Administrator and expressly agreed to by the Trustee, is responsible for determining that an in-service withdrawal request conforms to the requirements described in this Section and granting such request.

         10.5     Minimum Amount, Payment Form and Medium

                  There is no minimum amount for any type of withdrawal. With regard to the portion of a withdrawal representing an Eligible Rollover Distribution, a Participant may elect a Direct Rollover. The form of payment for an in-service withdrawal shall be a single lump sum and payment shall be made in cash.

         10.6     Source and Timing of In-Service Withdrawal Funding

                  An in-service withdrawal to a Participant shall be made solely from the assets of his or her own Accounts and will be based on the Account values as of the Trade Date the in-service withdrawal is processed. The available assets shall be determined first by Account type and then by investment type within each type of Account. Within each Account used for funding an in-service withdrawal, amounts shall first be taken from the Sweep Account and then taken by type of investment in direct proportion to the market value of the Participant's interest in each Investment Fund (which excludes Participant loans) as of the Trade Date on which the in-service withdrawal is processed.

                  In-Service withdrawals will be funded on the Settlement Date following the Trade Date as of which the in-service withdrawal is processed. The Trustee shall make payment as soon thereafter as administratively feasible.

         10.7     Hardship Withdrawals

                  (a) Requirements. A Participant who is an Employee may request the withdrawal of up to the amount necessary to satisfy a financial need including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal. Only requests for withdrawals
                           (1) on account of a Participant's "Deemed Financial Need", and (2) which are "Deemed Necessary" to satisfy the financial need will be approved.

                  (b)      "Deemed   Financial  Need".   Financial   commitments
                           relating to:

                           (1) the payment of unreimbursable medical expenses described under Code section 213(d) incurred (or to be incurred) by the Employee, his or her spouse or dependents;

                           (2) the purchase (excluding mortgage payments) of the Employee's principal residence;

                           (3) the payment of unreimbursable tuition and related educational fees for up to the next 12 months of post-secondary education for the Employee, his or her spouse or dependents;

                           (4)      the  payment  of  funeral   expenses  of  an
                                    Employee's family member;

                           (5)      the  payment  of amounts  necessary  for the
                                    Employee  to  prevent   losing  his  or  her
                                    principal   residence  through  eviction  or
                                    foreclosure on the mortgage; or

                           (6)      any    other    circumstance    specifically
                                    permitted       under      Code      section
                                    401(k)(2)(B)(i)(IV).

                  (c) "Deemed Necessary". A withdrawal is "deemed necessary" to satisfy the financial need only if the withdrawal amount does not exceed the financial need and all of these conditions are met:

                           (1) the Employee has obtained all other possible withdrawals and nontaxable loans available from all plans maintained by Related Companies;

                           (2) the Administrator shall suspend the Employee from making any contributions to this Plan, all other qualified and nonqualified plans of deferred compensation and all stock option or stock purchase plans maintained by Related Companies for 12 months from the date the withdrawal payment is made; and

                           (3) the Administrator shall reduce the Contribution Dollar Limit for the Employee for the calendar year next following the calendar year of the withdrawal by the
                                    amount   of   the   Employee's    Pre-   Tax
                                    Contributions for the calendar year of the withdrawal.

                  (d) Account Sources for Withdrawal. The withdrawal amount shall come only from the Participant's fully vested Accounts, in the following priority order:

                                     Rollover Account
                                     Company Match Account
                                     Pre-Tax Account

                           The amount that may be withdrawn from a Participant's Pre-Tax Account shall not include any earnings credited to his or her Pre-Tax Contribution Account after December 31, 1988.

                  (e)      Permitted  Frequency.  There is no restriction on the
                           number  of  Hardship   withdrawals   permitted  to  a
                           Participant.

         10.8     Rollover Account Withdrawals

                  No in-service withdrawals are permitted from a Participant's Rollover Account except as provided elsewhere in this Section.

         10.9     Over Age 59 1/2 Withdrawals

                  (a) Requirements. A Participant who is an Employee and over age 59 1/2 may withdraw from the Accounts listed in paragraph (b) below.

                  (b) Account Sources for Withdrawal. The withdrawal amount shall come only from the Participant's fully vested Accounts, in the following priority order:

                                     Rollover Account
                                     Pre-Tax Account
                                     Company Additional Account
                                     Company Match Account
                                     Company Discretionary Account

                  (c) Permitted Frequency. There is no restriction on the number of Over Age 59 1/2 withdrawals permitted to a Participant.

                  (d) Suspension from Further Contributions. An Over Age 59 1/2 withdrawal shall not affect a Participant's ability to make or be eligible to receive further Contributions.

11       DISTRIBUTIONS ONCE EMPLOYMENT ENDS OR AS REQUIRED BY LAW

         11.1     Benefit Information, Notices and Election

                  A Participant, or his or her Beneficiary in the case of his or her death, shall be provided with information regarding all optional times and forms of distribution available, to include the notices prescribed by Code section 402(f) and Code section 411(a)-11. Subject to the other requirements of this Section, a Participant, or his or her Beneficiary in the case of his or her death, may elect, in such manner and with such advance notice as prescribed by the Administrator, to have his or her vested Account balance paid to him or her beginning upon any Settlement Date following the Participant's termination of employment with all Related Companies, or if earlier, at the time required by law as set forth in Section 11.7.

                  If a distribution is one to which Code sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the aforementioned notices are provided, if:

                  (a) the Participant is clearly informed that he or she has the right to a period of at least 30 days after receipt of such notices to consider the decision as to whether to elect a distribution and if so to elect a particular form of distribution and to elect or not elect a Direct Rollover for all or a portion, if any, of his or her distribution which will constitute an Eligible Rollover Distribution; and

                  (b) the Participant after receiving such notice, affirmatively elects a distribution and a Direct Rollover for all or a portion, if any, of his or her distribution which will constitute an Eligible Rollover Distribution or alternatively elects to have all or a portion made payable directly to him or her, thereby not electing a Direct Rollover for all or a portion thereof.

         11.2     Spousal Consent

                  A Participant is required to obtain Spousal Consent in order to receive a distribution under the Plan.

         11.3     Payment Form and Medium

                  A Participant may elect to be paid in any of these forms, except that the form described in (d) is only available for a Participant who entered the Plan prior to April 1, 1994:

                  (a)      a single lump sum, or

                  (b) a portion paid in a lump sum, and the remainder paid later, or

                  (c) periodic installments over a period not to exceed the life expectancy of the Participant and his or her Beneficiary, or

                  (d) for a single Participant, a single life annuity and for a married Participant, a single life annuity or a joint and 50% survivor annuity with the Participant's spouse as the joint annuitant.

                  Any annuity option permitted will be provided through the purchase of a non-transferable single premium contract from an insurance company which must conform to the terms of the Plan and which will be distributed to the Participant or Beneficiary in complete satisfaction of the benefit due.

                  Distributions other than annuity contracts shall generally be made in cash. With regard to the portion of a distribution representing an Eligible Rollover Distribution, a Distributee may elect a Direct Rollover for all or a portion of such amount.

         11.4     Small Amounts Paid Immediately

                  If, at the time a Participant's employment with all Related Companies ends, the Participant's vested Account balance is $3,500 or less, the Participant's benefit shall be paid as a single lump sum as soon as administratively feasible after his or her employment with all Related Companies ends in accordance with procedures prescribed by the Administrator.

         11.5     Source and Timing of Distribution Funding

                  A distribution to a Participant shall be made solely from the assets of his or her own Accounts and will be based on the Account values as of the Trade Date the distribution is processed. The available assets shall be determined first by Account type and then by investment type within each type of Account. Within each Account used for funding a distribution, amounts shall first be taken from the Sweep Account and then taken by type of investment in direct proportion to the market value of the Participant's interest in each Investment Fund as of the Trade Date on which the distribution is processed.

                  Distributions will be funded on the Settlement Date following the Trade Date as of which the distribution is processed. The Trustee shall make payment as soon thereafter as administratively feasible.

         11.6     Deemed Distribution

                  For purposes of Section 8.4, vested Account balances will be deemed distributed as of the Settlement Date following the Sweep Date on which the Administrator has reported to the Trustee that the Participant's employment with all Related Companies has terminated.

         11.7     Latest Commencement Permitted

                  In addition to any other Plan requirements and unless a Participant elects otherwise, his or her benefit payments will begin not later than 60 days after the end of the Plan Year in which he or she attains his or her Normal Retirement Date or retires, whichever is later. However, if the amount of the payment or the location of the Participant (after a reasonable search) cannot be ascertained by that deadline, payment shall be made no later than 60 days after the earliest date on which such amount or location is ascertained but in no event later than as described below.

                  Benefit  payments  shall  begin  by the  April  1  immediately following the end of the calendar year in which the Participant attains age 70 1/2 (whether or not he or she is an Employee).

         11.8     Payment Within Life Expectancy

                  The Participant's payment election must be consistent with the requirement of Code section 401(a)(9) that all payments are to be completed within a period not to exceed the lives or the joint and last survivor life expectancy of the Participant and his or her Beneficiary. The life expectancies of a Participant and his or her Beneficiary, if such Beneficiary is his or her spouse, may be recomputed annually.

         11.9     Incidental Benefit Rule

                  The Participant's payment election must be consistent with the requirement that, if the Participant's spouse is not his or her sole primary Beneficiary, the minimum annual distribution for each calendar year, beginning with the year in which he or she attains age 70 1/2, shall not be less than the quotient obtained by dividing (a) the Participant's vested Account balance as of the last Trade Date of the preceding year by (b) the applicable divisor as determined under the incidental benefit requirements of Code section 401(a)(9).

         11.10    Payment to Beneficiary

                  Payment to a Beneficiary must either: (1) be completed by the end of the calendar year that contains the fifth anniversary of the Participant's death or (2) begin by the end of the calendar year that contains the first anniversary of the Participant's death and be completed within the period of the Beneficiary's life or life expectancy, except that:

                  (a) If the Participant dies after the April 1 immediately following the end of the calendar year in which he or she attains age 70 1/2, payment to his or her Beneficiary must be made at least as rapidly as provided in the Participant's distribution election;

                  (b) If the surviving spouse is the Beneficiary, payments need not begin until the end of the calendar year in which the Participant would have attained age 70 1/2 and must be completed within the spouse's life or life expectancy; and

                  (c) If the Participant and the surviving spouse who is the Beneficiary die (1) before the April 1 immediately following the end of the calendar year in which the Participant would have attained age 70 1/2 and (2) before payments have begun to the spouse, the spouse will be treated as the Participant in applying these rules.

         11.11    Beneficiary Designation

                  Each Participant may complete a beneficiary designation form indicating the Beneficiary who is to receive the Participant's remaining Plan interest at the time of his or her death. The designation may be changed at any time. However, a Participant's spouse shall be the sole primary Beneficiary unless the designation includes Spousal Consent for another Beneficiary. If no proper designation is in effect at the time of a Participant's death or if the Beneficiary does not survive the Participant, the Beneficiary shall be, in the order listed, the:

                  (a)      Participant's surviving spouse,

                  (b) Participant's children, in equal shares, per stirpes (by right of representation), or

                  (c)      Participant's estate.

         11.12    QJSA and QPSA Information and Elections

                  The following definitions, information and election rules shall apply to any Participant who entered the Plan prior to April 1, 1994 and who elects a life annuity option:

                  (a) Annuity Starting Date. The first day of the first period for which an amount is payable as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

                  (b) "QJSA". A qualified joint and 50% survivor annuity, meaning a form of benefit payment which is the actuarial equivalent of the Participant's vested Account balances at the Annuity Starting Date, payable to the Participant in monthly payments for life and providing that, if the Participant's spouse survives him or her, monthly payments equal to 50% of the amount payable to the Participant during his or her lifetime will be paid to the spouse for the remainder of such person's lifetime.

                  (c) "QPSA". A qualified pre-retirement survivor annuity, meaning that upon the death of a Participant before the Annuity Starting Date, the vested portion of the Participant's Account becomes payable to the surviving spouse as a life annuity (except to the extent of any outstanding Participant loan balance), unless Spousal Consent has been given to a different Beneficiary or the surviving spouse chooses a different form of payment.

                  (d) QJSA Information to a Participant. No less than 30 and no more than 90 days before the Annuity Starting Date, each Participant who requests a life annuity form of payment shall be given a written explanation of (1) the terms and conditions of the QJSA, (2) the right to make an election to waive this form of payment and choose an optional form of payment and the effect of this election, (3) the right to revoke this election and the effect of this revocation, and
                           (4) the need for Spousal Consent.

                  (e) QJSA Election. A Participant may elect (and such election shall include Spousal Consent if married), at any time within the 90 day period ending on the Annuity Starting Date, to (1) waive the right to receive the QJSA and elect an optional form of payment, or (2) revoke or change any such election.

                  (f) QPSA Beneficiary Information to Participant. Upon becoming a Participant (and with updates as needed to insure such information is accurate and readily available to each Participant who is between the ages of 32 and 35), each married Participant shall be given written information stating that (1) his or her death benefit is payable to his or her surviving spouse, (2) his or her ability to choose that the benefit be paid to a different Beneficiary, (3) the right to revoke or change a prior designation and the effects of such revocation or change, and (4) the need for Spousal Consent.

                  (g) QPSA Beneficiary Designation by Participant. A married Participant may designate (with Spousal Consent) a non-spouse Beneficiary at any time after the Participant has been given the information in the QPSA Beneficiary Information to Participant paragraph above and upon the earlier of (1) the date the Participant has terminated employment, or (2) the beginning of the Plan Year in which that Participant attains age 35.

                  (h) QPSA Information to a Surviving Spouse. Each surviving spouse who requests a life annuity form of payment shall be given a written explanation of (1) the terms and conditions of being paid his or her Account balance in the form of a single life annuity,
                           (2) the right to make an election to waive this form of payment and choose an optional form of payment and the effect of making this election, and (3) the right to revoke this election and the effect of this revocation.

                  (i) QPSA Election by Surviving Spouse. A surviving spouse may elect, at any time up to the Annuity Starting Date, to (1) waive the single life annuity and elect an optional form of payment, or (2) revoke or change any such election.

12       ADP AND ACP TESTS

         12.1     Contribution Limitation Definitions

                  The following definitions are applicable to this Section 12 (where a definition is contained in both Sections 1 and 12, for purposes of Section 12 the Section 12 definition shall be controlling):

                  (a) "ACP" or "Average Contribution Percentage". The Average Percentage calculated using Contributions allocated to Participants as of a date within the Plan Year.

                  (b) "ACP Test". The determination of whether the ACP is in compliance with the Basic or Alternative Limitation for a Plan Year (as defined in Section 12.2).

                  (c) "ADP" or "Average Deferral Percentage". The Average Percentage calculated using Deferrals allocated to Participants as of a date within the Plan Year.

                  (d) "ADP Test". The determination of whether the ADP is in compliance with the Basic or Alternative Limitation for a Plan Year (as defined in Section 12.2).

                  (e) "Average Percentage". The average of the calculated percentages for Participants within the specified group. The calculated percentage refers to either the "Deferrals" or "Contributions" (as defined in this Section) made on each Participant's behalf for the Plan Year, divided by his or her Compensation for the portion of the Plan Year in which he or she was an Eligible Employee while a Participant. (Pre-Tax Contributions which will be refunded solely because they exceed the Contribution Dollar Limit are included in the percentage for the HCE Group but not for the NHCE Group if such excess Pre-Tax Contributions were made to plans of Related Companies.)

                  (f) "Contributions" shall include Company Match Contributions. In addition, Contributions may include Pre-Tax and Company Additional Contributions, but only to the extent that (1) the Employer elects to use them, (2) they are not used or counted in the ADP Test, (3) Company Additional Contributions are fully vested when made and not withdrawable by an Employee before he or she attains age 59 1/2, and (4) Pre-Tax Contributions are necessary to meet the ACP Test Alternative Limitation (defined in Section 12.2 (b)) or the Multiple Use Test.

                  (g) "Deferrals" shall include Pre-Tax Contributions. In addition, Deferrals may include Company Additional Contributions, but only to the extent that (1) the Employer elects to use them, (2) they are not used or counted in the ACP Test, and (3) such Contributions are fully vested when made and not withdrawable by an Employee before he or she attains age 59 1/2.

                  (h) "Family Member". An Employee who is, at any time during the Plan Year or Lookback Year, a spouse, lineal ascendant or descendant, or spouse of a lineal ascendant or descendant of (1) an active or former Employee who at any time during Plan Year or Lookback Year is a more than 5% Owner (within the meaning of Code section 414(q)(3)), or (2) an HCE who is among the 10 Employees with the highest Compensation for such Year.

                  (i) "HCE" or "Highly Compensated Employee". With respect to each Employer and its Related Companies, an Employee during the Plan Year or Lookback Year who (in accordance with Code section 414(q)):

                           (1) Was a more than 5% Owner at any time during the Lookback Year or Plan Year;

                           (2) Received Compensation during the Lookback Year (or in the Plan Year if among the 100 Employees with the highest Compensation for such Year) in excess of (i) $75,000 (as adjusted for such Year pursuant to Code sections  414(q)(1)  and  415(d)),  or  (ii)
                                    $50,000 (as adjusted for such Year  pursuant
                                    to Code  sections  414(q)(1)  and 415(d)) in
                                    the case of a member of the "top-paid group"
                                    (within   the   meaning   of  Code   section
                                    414(q)(4))   for   such   Year),   provided,
                                    however,  that  if the  conditions  of  Code
                                    section   414(q)(12)(B)(ii)   are  met,  the
                                    Company may elect for any Plan Year to apply
                                    clause  (i)  by  substituting   $50,000  for
                                    $75,000 and not to apply clause (ii);

                           (3) Was an officer of a Related Company and received Compensation during the Lookback Year (or in the Plan Year if among the 100 Employees with the highest Compensation for such Year) that is greater than 50% of the dollar limitation in effect under Code section  415(b)(1)(A)  and (d) for such Year
                                    (or if no officer has Compensation in excess of the threshold, the officer with the highest Compensation), provided that the number of officers shall be limited to 50 Employees (or, if less, the greater of three Employees or 10% of the Employees); or

                           (4) Was a Family Member at any time during the Lookback Year or Plan Year, in which case the Contributions and Compensation of the HCE and his or her Family Members shall be aggregated and they shall be treated as a single HCE.

                           A former Employee shall be treated as an HCE if (1) such former Employee was an HCE when he separated from service, or (2) such former Employee was an HCE in service at any time after attaining age 55.

                           The determination of who is an HCE, including the determinations of the number and identity of Employees in the top-paid group, the top 100
                           Employees and the number of Employees treated as officers shall be made in accordance with Code section 414(q).

                  (j) "HCE Group" and "NHCE Group". With respect to each Employer and its Related Companies, the respective group of HCEs and NHCEs who are eligible to have amounts contributed on their behalf for the Plan Year, including Employees who would be eligible but for their election not to participate or to contribute, or because their Pay is greater than zero but does not exceed a stated minimum.

                           (1) If the Related Companies maintain two or more plans which are subject to the ADP or ACP Test and are considered as one plan for purposes of Code sections 401(a)(4) or 410(b), all such plans shall be aggregated and treated as one plan for purposes of meeting the ADP and ACP Tests, provided that, for Plan Years beginning after December 31, 1989, plans may only be aggregated if they have the same Plan Year.

                           (2) If an HCE, who is one of the top 10 paid Employees or a more than 5% Owner, has any Family Members, the Deferrals, Contributions and Compensation of such HCE and his or her Family Members shall be combined and treated as a single HCE. Such amounts for all other Family Members shall be removed from the NHCE Group percentage calculation and be combined with the HCE's.

                           (3) If an HCE is covered by more than one cash or deferred arrangement maintained by the Related Companies, all such plans shall be aggregated and treated as one plan for purposes of calculating the separate percentage for the HCE which is used in the determination of the Average Percentage.

                  (k) "Lookback Year". Pursuant to Code section 414(q), the Company elects as the Lookback Year the 12 months ending immediately prior to the start of the Plan Year.

                  (l)      "Multiple  Use Test".  The test  described in Section
                           12.4 which a Plan must meet where the Alternative Limitation (described in Section 12.2(b)) is used to meet both the ADP and ACP Tests.

                  (m)      "NHCE"  or  "Non-Highly   Compensated  Employee".  An
                           Employee who is not an HCE.

         12.2     ADP and ACP Tests

                  For each Plan Year, the ADP and ACP for the HCE Group must meet either the Basic or Alternative Limitation when compared to the respective ADP and ACP for the NHCE Group, defined as follows:

                  (a) Basic Limitation. The HCE Group Average Percentage may not exceed 1.25 times the NHCE Group Average Percentage.

                  (b)      Alternative   Limitation.   The  HCE  Group   Average
                           Percentage is limited by reference to the NHCE Group Average Percentage as follows:


                         If the NHCE Group              Then the Maximum HCE
                       Average Percentage is:       Group Average Percentage is:
                       ----------------------       ----------------------------
                            Less than 2%            2 times NHCE Group Average %
                              2% to 8%              NHCE Group Average % plus 2%
                            More than 8%           NA - Basic Limitation applies

         12.3     Correction of ADP and ACP Tests

                  If the ADP or ACP Tests are not met, the Administrator shall determine, no later than the end of the next Plan Year, a maximum percentage to be used in place of the calculated percentage for all HCEs that would reduce the ADP and/or ACP for the HCE group by a sufficient amount to meet the ADP and ACP Tests.

                  (a) ADP Correction. Pre-Tax Contributions shall, by the end of the next Plan Year, be refunded (including amounts previously refunded because they exceeded the Contribution Dollar Limit) to the Participant in an amount equal to the actual Deferrals minus the product of the maximum percentage and the HCE's Compensation. Any Company Match Contributions attributable to refunded excess Pre-Tax Contributions as described in this Section 12.3(a) shall be deemed a Contribution made by reason of a mistake of fact and removed from the Participant's Account.

                  (b) ACP Correction. Company Match Contributions shall, by the end of the next Plan Year, be refunded to the Participant in an amount equal to the actual Contributions minus the product of the maximum percentage and the HCE's Compensation.

                  (c) Investment Fund Sources. Once the amount of excess Deferrals and/or Contributions is determined amounts shall then be taken by type of investment in direct proportion to the market value of the Participant's interest in each Investment Fund (which excludes Participant loans) at the time the correction is made.

                  (d) Family Member Correction. To the extent any reduction is necessary with respect to an HCE and his or her Family Members that have been combined and treated for testing purposes as a single Employee, the excess Deferrals and Contributions from the ADP and/or ACP Test shall be prorated among each such Participant in direct proportion to his or her Deferrals or Contributions included in each Test.

         12.4     Multiple Use Test

                  If the Alternative Limitation (defined in Section 12.2) is used to meet both the ADP and ACP Tests, the ADP and ACP for the HCE Group must also comply with the requirements of Code section 401(m)(9). Such Code section requires that the sum of the ADP and ACP for the HCE Group (as determined after any corrections needed to meet the ADP and ACP Tests have been made) not exceed the sum (which produces the most favorable result) of:

                  (a)      the  Basic  Limitation   (defined  in  Section  12.2)
                           applied to either the ADP or ACP for the NHCE Group, and

                  (b) the Alternative Limitation applied to the other NHCE Group percentage.

         12.5     Correction of Multiple Use Test

                  If the multiple use limit is exceeded, the Administrator shall determine a maximum percentage to be used in place of the calculated percentage for all HCEs that would reduce either or both the ADP or ACP for the HCE Group by a sufficient amount to meet the multiple use limit. Any excess shall be handled in the same manner that the distribution of excess Deferrals or Contributions are handled.

         12.6     Adjustment for Investment Gain or Loss

                  Any excess Deferrals or Contributions to be refunded to a Participant or forfeited in accordance with Section 12.3 or
                  12.5 shall be adjusted for investment gain or loss. Refunds shall not include investment gain or loss for the period between the end of the applicable Plan Year and the date of distribution.

         12.7     Testing Responsibilities and Required Records

                  The Administrator shall be responsible for ensuring that the Plan meets the ADP, ACP and Multiple Use Tests and that the Contribution Dollar Limit is not exceeded. In carrying out its responsibilities, the Administrator shall have sole discretion to limit or reduce Deferrals or Contributions at any time. The Administrator shall maintain records which are sufficient to demonstrate that the ADP, ACP and Multiple Use Tests have been met for each Plan Year for at least as long as the Employer's corresponding tax year is open to audit.

         12.8     Separate Testing

                  (a) Multiple Employers: The determination of HCEs, NHCEs, and the performance of the ADP, ACP and Multiple Use Tests and any corrective action resulting therefrom shall be made separately with regard to the Employees of each Employer (and its Related Companies) that is not a Related Company with the other Employer(s).

                  (b) Collective Bargaining Units: The performance of the testing and any corrective action resulting therefrom shall be applied separately to Employees who are eligible to participate in the Plan as a result of a collective bargaining agreement.

                  In addition, separate testing may be applied, at the discretion of the Administrator and to the extent permitted under Treasury regulations, to any group of Employees for whom separate testing is permissible.

13       MAXIMUM CONTRIBUTION AND BENEFIT LIMITATIONS

         13.1     "Annual Addition" Defined

                  The sum of all amounts allocated to the Participant's Account for a Plan Year. Amounts include contributions (except for rollovers or transfers from another qualified plan), forfeitures and, if the Participant is a Key Employee (pursuant to Section 14) for the applicable or any prior Plan Year, medical benefits provided pursuant to Code section 419A(d)(1). For purposes of this Section 13.1, "Account" also includes a Participant's account in all other defined contribution plans currently or previously maintained by any Related Company. The Plan Year refers to the year to which the allocation pertains, regardless of when it was allocated. The Plan Year shall be the Code section 415 limitation year.

         13.2     Maximum Annual Addition

                  The Annual Addition to a Participant's accounts under this Plan and any other defined contribution plan maintained by any Related Company for any Plan Year shall not exceed the lesser of (1) 25% of his or her Taxable Income or (2) the greater of $30,000 or one-quarter of the dollar limitation in effect under Code section 415(b)(1)(A).

         13.3     Avoiding an Excess Annual Addition

                  If, at any time  during a Plan  Year,  the  allocation  of any additional Contributions would produce an excess Annual Addition for such year, Contributions to be made for the remainder of the Plan Year shall be limited to the amount needed for each affected Participant to receive the maximum Annual Addition.

         13.4     Correcting an Excess Annual Addition

                  Upon the discovery of an excess Annual Addition to a Participant's Account (resulting from forfeitures, allocations, reasonable error in determining Participant compensation or the amount of elective contributions, or other facts and circumstances acceptable to the Internal Revenue Service) the excess amount (adjusted to reflect investment gains) shall first be returned to the Participant to the extent of his or her Pre-Tax Contributions (however to the extent Pre-Tax Contributions were matched, the applicable Company Match Contributions shall be forfeited in proportion to the returned matched Pre-Tax Contributions) and the remaining excess, if any, plus returned Company Match Contributions, shall be forfeited by the Participant and used to reduce subsequent Contributions as soon as is administratively feasible.

         13.5     Correcting a Multiple Plan Excess

                  If a Participant, whose Account is credited with an excess Annual Addition, received allocations to more than one defined contribution plan, the excess shall be corrected by reducing the Annual Addition to this Plan only after all possible reductions have been made to the other defined contribution plans.

         13.6     "Defined Benefit Fraction" Defined

                  The fraction, for any Plan Year, where the numerator is the "projected annual benefit" and the denominator is the greater of 125% of the "protected current accrued benefit" or the normal limit which is the lesser of (1) 125% of the maximum dollar limitation provided under Code section 415(b)(1)(A) for the Plan Year or (2) 140% of the amount which may be taken into account under Code section 415(b)(1)(B) for the Plan Year, where a Participant's:

                  (a) "projected annual benefit" is the annual benefit provided by the Plan determined pursuant to Code section 415(e)(2)(A), and

                  (b) "protected current accrued benefit" in a defined benefit plan in existence on (1) July 1, 1982, shall be the accrued annual benefit provided for under Public Law 97-248, section 235(g)(4), as amended, or
                           (2) on May 6, 1986, shall be the accrued annual benefit provided for under Public Law 99-514, section 1106(i)(3).

         13.7     "Defined Contribution Fraction" Defined

                  The fraction where the numerator is the sum of the Participant's Annual Addition for each Plan Year to date and the denominator is the sum of the "annual amounts" for each year in which the Participant has performed service with a Related Company. The "annual amount" for any Plan Year is the lesser of (1) 125% of the Code section 415(c)(1)(A) dollar limitation (determined without regard to subsection (c)(6)) in effect for the Plan Year and (2) 140% of the Code section 415(c)(1)(B) amount in effect for the Plan Year, where:

                  (a) each Annual Addition is determined pursuant to the Code section 415(c) rules in effect for such Plan Year, and

                  (b) the numerator is adjusted pursuant to Public Law 97-248, section 235(g)(3), as amended, or Public Law 99-514, section 1106(i)(4).

         13.8     Combined Plan Limits and Correction

                  If a Participant has also participated in a defined benefit plan maintained by a Related Company, the sum of the Defined Benefit Fraction and the Defined Contribution Fraction for any Plan Year may not exceed 1.0. If the combined fraction exceeds
                  1.0 for any Plan Year,  the  Participant's  benefit  under any defined benefit plan (to the extent it has not been distributed or used to purchase an annuity contract) shall be limited so that the combined fraction does not exceed 1.0 before any defined contribution limits will be enforced.

14       TOP HEAVY RULES

         14.1     Top Heavy Definitions

                  When capitalized, the following words and phrases have the following meanings when used in this Section:

                  (a) "Aggregation Group". The group consisting of each qualified plan of an Employer (and its Related Companies) (1) in which a Key Employee is a participant or was a participant during the determination period (regardless of whether such plan has terminated), or (2) which enables another plan in the group to meet the requirements of Code sections 401(a)(4) and 410(b). The Employer may also treat any other qualified plan as part of the group if the group would continue to meet the requirements of Code sections 401(a)(4) and 410(b) with such plan being taken into account.

                  (b) "Determination Date". The last Trade Date of the preceding Plan Year or, in the case of the Plan's first year, the last Trade Date of the first Plan Year.

                  (c) "Key Employee". A current or former Employee (or his or her Beneficiary) who at any time during the five year period ending on the Determination Date was:

                           (1) an officer of a Related Company whose Compensation (i) exceeds 50% of the amount in effect under Code section 415(b)(1)(A) and (ii) places him within the following highest paid group of officers:


        Number of Employees                               Number of
      not Excluded Under Code                            Highest Paid
         Section 414(q)(8)                            Officers Included
         -----------------                            -----------------

            Less than 30                                      3
             30 to 500                               10% of the number of
                                                    Employees not excluded
                                                      under Code section
                                                          414(q)(8)
           More than 500                                      50

                           (2)      a more than 5% Owner,

                           (3) a more than 1% Owner whose Compensation exceeds $150,000, or

                           (4) a more than 0.5% Owner who is among the 10 Employees owning the largest interest in a Related Company and whose Compensation exceeds the amount in effect under Code section 415(c)(1)(A).

                  (d) "Plan Benefit". The sum as of the Determination Date of (1) an Employee's Account, (2) the present value of his or her other accrued benefits provided by all qualified plans within the Aggregation Group, and (3) the aggregate distributions made within the five year period ending on such date. Plan Benefits shall exclude rollover contributions and plan to plan transfers made after December 31, 1983 which are both employee initiated and from a plan maintained by a non-related employer.

                  (e) "Top Heavy". The Plan's status when the Plan Benefits of Key Employees account for more than 60% of the Plan Benefits of all Employees who have performed services at any time during the five year period ending on the Determination Date. The Plan Benefits of Employees who were, but are no longer, Key Employees (because they have not been an officer or Owner during the five year period), are excluded in the determination.

         14.2     Special Contributions

                  (a) Minimum Contribution Requirement. For each Plan Year in which the Plan is Top Heavy, the Employer shall not allow any contributions (other than a Rollover Contribution) to be made by or on behalf of any Key Employee unless the Employer makes a contribution (other than Pre-Tax and Company Match Contributions) on behalf of all Participants who were Eligible Employees as of the last day of the Plan Year in an amount equal to at least 3% of each such Participant's Taxable Income. The Administrator shall remove any such contributions (including applicable investment gain or loss) credited to a Key Employee's Account in violation of the foregoing rule and return them to the Employer or Employee to the extent permitted by the Limited Return of Contributions paragraph of Section 18.

                  (b) Overriding Minimum Benefit. Notwithstanding, contributions shall be permitted on behalf of Key Employees if the Employer also maintains a defined benefit plan which automatically provides a benefit which satisfies the Code section 416(c)(1) minimum benefit requirements, including the adjustment provided in Code section 416(h)(2)(A), if applicable. If this Plan is part of an aggregation group in which a Key Employee is receiving a benefit and no minimum is provided in any other plan, a minimum contribution of at least 3% of Taxable Income shall be provided to the Employees specified in the preceding paragraph of this plan. In addition, the Employer may offset a defined benefit minimum by contributions (other than Pre-Tax and Company Match Contributions) made to this Plan.

         14.3     Adjustment to Combined Limits for Different Plans

                  For each Plan Year in which the Plan is Top Heavy, 100% shall be substituted for 125% in determining the Defined Benefit Fraction and the Defined Contribution Fraction.

15       PLAN ADMINISTRATION

         15.1     Plan Delineates Authority and Responsibility

                  Plan fiduciaries include the Company, the Administrator, the Committee and/or the Trustee, as applicable, whose specific duties are delineated in this Plan and Trust. In addition, Plan fiduciaries also include any other person to whom fiduciary duties or responsibility is delegated with respect to the Plan. Any person or group may serve in more than one fiduciary capacity with respect to the Plan. To the extent permitted under ERISA section 405, no fiduciary shall be liable for a breach by another fiduciary.

         15.2     Fiduciary Standards

                  Each fiduciary shall:

                  (a) discharge his or her duties in accordance with this Plan and Trust to the extent they are consistent with ERISA;

                  (b)      use  that  degree  of  care,   skill,   prudence  and
                           diligence that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

                  (c) act with the exclusive purpose of providing benefits to Participants and their Beneficiaries, and defraying reasonable expenses of administering the Plan;

                  (d) diversify Plan investments, to the extent such fiduciary is responsible for directing the investment of Plan assets, so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

                  (e)      treat    similarly    situated    Participants    and
                           Beneficiaries in a uniform and nondiscriminatory manner.

         15.3     Company is ERISA Plan Administrator

                  The Company is the plan administrator, within the meaning of ERISA section 3(16), which is responsible for compliance with all reporting and disclosure requirements, except those that are explicitly the responsibility of the Trustee under applicable law. The Administrator and/or Committee shall have any necessary authority to carry out such functions through the actions of the Administrator, duly appointed officers of the Company, and/or the Committee.

         15.4     Administrator Duties

                  The Administrator shall have the discretionary authority to construe this Plan and Trust, other than the provisions which relate to the Trustee, and to do all things necessary or convenient to effect the intent and purposes of the Plan, whether or not such powers are specifically set forth in this Plan and Trust. Actions taken in good faith by the
                  Administrator shall be conclusive and binding on all interested parties, and shall be given the maximum possible deference allowed by law. In addition to the duties listed elsewhere in this Plan and Trust, the Administrator's authority shall include, but not be limited to, the discretionary authority to:

                  (a) determine who is eligible to participate, if a contribution qualifies as a rollover contribution, the allocation of Contributions, and the eligibility for loans, withdrawals and distributions;

                  (b) provide each Participant with a summary plan description no later than 90 days after he or she has become a Participant (or such other period permitted under ERISA section 104(b)(1)), as well as informing each Participant of any material modification to the Plan in a timely manner;

                  (c) make a copy of the following documents available to Participants during normal work hours: this Plan and Trust (including subsequent amendments), all annual and interim reports of the Trustee related to the entire Plan, the latest annual report and the summary plan description;

                  (d) determine the fact of a Participant's death and of any Beneficiary's right to receive the deceased Participant's interest based upon such proof and evidence as it deems necessary;

                  (e) establish and review at least annually a funding policy bearing in mind both the short-run and long-run needs and goals of the Plan. To the extent Participants may direct their own investments, the funding policy shall focus on which Investment Funds are available for Participants to use; and

                  (f) adjudicate claims pursuant to the claims procedure described in Section 18.

         15.5     Advisors May be Retained

                  The Administrator may retain such agents and advisors (including attorneys, accountants, actuaries, consultants, record keepers, investment counsel and administrative assistants) as it considers necessary to assist it in the performance of its duties. The Administrator shall also comply with the bonding requirements of ERISA section 412.

         15.6     Delegation of Administrator Duties

                  The Company, as Administrator of the Plan, has appointed a Committee to administer the Plan on its behalf. The Company shall provide the Trustee with the names and specimen signatures of any persons authorized to serve as Committee members and act as or on its behalf. Any Committee member appointed by the Company shall serve at the pleasure of the Company, but may resign by written notice to the Company. Committee members shall serve without compensation from the Plan for such services. Except to the extent that the Company otherwise provides, any delegation of duties to a Committee shall carry with it the full discretionary authority of the Administrator to complete such duties.

         15.7     Committee Operating Rules

                  (a) Actions of Majority. Any act delegated by the Company to the Committee may be done by a majority of its members. The majority may be expressed by a vote at a meeting or in writing without a meeting, and a majority action shall be equivalent to an action of all Committee members.

                  (b) Meetings. The Committee shall hold meetings upon such notice, place and times as it determines necessary to conduct its functions properly.

                  (c) Reliance by Trustee. The Committee may authorize one or more of its members to execute documents on its behalf and may authorize one or more of its members or other individuals who are not members to give written direction to the Trustee in the performance of its duties. The Committee shall provide such authorization in writing to the Trustee with the name and specimen signatures of any person authorized to act on its behalf. The Trustee shall accept such direction and rely upon it until notified in writing that the Committee has revoked the authorization to give such direction. The Trustee shall not be deemed to be on notice of any change in the membership of the Committee, parties authorized to direct the Trustee in the performance of its duties, or the duties delegated to and by the Committee until notified in writing.

16       MANAGEMENT OF INVESTMENTS

         16.1     Trust Agreement

                  All Plan assets shall be held by the Trustee in trust, in accordance with those provisions of this Plan and Trust which relate to the Trustee, for use in providing Plan benefits and paying Plan expenses not paid directly by the Employer. Plan benefits will be drawn solely from the Trust and paid by the Trustee as directed by the Administrator. Notwithstanding, the Administrator may appoint, with the approval of the Trustee, another trustee to hold and administer Plan assets which do not meet the requirements of Section 16.2.

         16.2     Investment Funds

                  The Administrator is hereby granted authority to direct the Trustee to invest Trust assets in one or more Investment Funds. The number and composition of Investment Funds may be changed from time to time, without the necessity of amending this Plan and Trust document. The Trustee may establish reasonable limits on the number of Investment Funds as well as the acceptable assets for any such Investment Fund. Each of the Investment Funds may be comprised of any of the following:

                  (a) shares of a registered investment company, whether or not the Trustee or any of its affiliates is an advisor to, or other service provider to, such company;

                  (b) collective investment funds maintained by the Trustee, or any other fiduciary to the Plan, which are available for investment by trusts which are qualified under Code sections 401(a) and 501(a);

                  (c) individual equity and fixed income securities which are readily tradeable on the open market;

                  (d) guaranteed investment contracts issued by a bank or insurance company; and

                  (e)      interest bearing deposits of the Trustee.

                  Any Investment Fund assets invested in a collective investment fund, shall be subject to all the provisions of the instruments establishing and governing such fund. These instruments, including any subsequent amendments, are incorporated herein by reference.

         16.3     Authority to Hold Cash

                  The Trustee shall have the authority to cause the investment manager of each Investment Fund to maintain sufficient deposit or money market type assets in each Investment Fund to handle the Fund's liquidity and disbursement needs. Each
                  Participant's and Beneficiary's Sweep Account, which is used to hold assets pending investment or disbursement, shall consist of interest bearing deposits of the Trustee.

         16.4     Trustee to Act Upon Instructions

                  The Trustee shall carry out instructions to invest assets in the Investment Funds as soon as practicable after such instructions are received from the Administrator, Participants, or Beneficiaries. Such instructions shall remain in effect until changed by the Administrator, Participants or Beneficiaries.

         16.5     Administrator Has Right to Vote Registered  Investment Company
                  Shares

                  The Administrator shall be entitled to vote proxies or exercise any shareholder rights relating to shares held on behalf of the Plan in a registered investment company. Notwithstanding, the authority to vote proxies and exercise shareholder rights related to such shares held in a Custom Fund is vested as provided otherwise in Section 16.

         16.6     Custom Fund Investment Management

                  The Administrator may designate, with the consent of the Trustee, an investment manager for any Investment Fund established by the Trustee solely for Participants of this Plan (a "Custom Fund"). The investment manager may be the Administrator, Trustee or an investment manager pursuant to ERISA section 3(38). The Administrator shall advise the Trustee in writing of the appointment of an investment manager and shall cause the investment manager to acknowledge to the Trustee in writing that the investment manager is a fiduciary to the Plan.

                  A Custom Fund shall be subject to the following:

                  (a) Guidelines. Written guidelines, acceptable to the Trustee, shall be established for a Custom Fund. If a Custom Fund consists solely of collective investment funds or shares of a registered investment company (and sufficient deposit or money market type assets to handle the Fund's liquidity and disbursement needs), its' underlying instruments shall constitute the guidelines.

                  (b) Authority of Investment Manager. The investment manager of a Custom Fund shall have the authority to vote or execute proxies, exercise shareholder rights, manage, acquire, and dispose of Trust assets.

                  (c) Custody and Trade Settlement. Unless otherwise expressly agreed to by the Trustee, the Trustee shall maintain custody of all Custom Fund assets and be responsible for the settlement of all Custom Fund trades. For purposes of this section, shares of a collective investment fund, shares of a registered investment company and guaranteed investment contracts issued by a bank or insurance company, shall be regarded as the Custom Fund assets instead of the underlying assets of such instruments.

                  (d) Limited Liability of Co-Fiduciaries. Neither the Administrator nor the Trustee shall be obligated to invest or otherwise manage any Custom Fund assets for which the Trustee or Administrator is not the investment manager nor shall the Administrator or Trustee be liable for acts or omissions with regard to the investment of such assets except to the extent required by ERISA.

         16.7     Authority to Segregate Assets

                  The Company may direct the Trustee to split an Investment Fund into two or more funds in the event any assets in the Fund are illiquid or the value is not readily determinable. In the event of such segregation, the Company shall give instructions to the Trustee on what value to use for the split-off assets, and the Trustee shall not be responsible for confirming such value.

17       TRUST ADMINISTRATION

         17.1     Trustee to Construe Trust

                  The Trustee shall have the discretionary authority to construe those provisions of this Plan and Trust which relate to the Trustee and to do all things necessary or convenient to the administration of the Trust, whether or not such powers are specifically set forth in this Plan and Trust. Actions taken in good faith by the Trustee shall be conclusive and binding on all interested parties, and shall be given the maximum possible deference allowed by law.

         17.2     Trustee To Act As Owner of Trust Assets

                  Subject to the specific conditions and limitations set forth in this Plan and Trust, the Trustee shall have all the power, authority, rights and privileges of an absolute owner of the Trust assets and, not in limitation but in amplification of the foregoing, may:

                  (a) receive, hold, manage, invest and reinvest, sell, tender, exchange, dispose of, encumber, hypothecate, pledge, mortgage, lease, grant options respecting, repair, alter, insure, or distribute any and all property in the Trust;

                  (b) borrow money, participate in reorganizations, pay calls and assessments, vote or execute proxies, exercise subscription or conversion privileges, exercise options and register any securities in the Trust in the name of the nominee, in federal book entry form or in any other form as will permit title thereto to pass by delivery;

                  (c) renew, extend the due date, compromise, arbitrate, adjust, settle, enforce or foreclose, by judicial proceedings or otherwise, or defend against the same, any obligations or claims in favor of or against the Trust; and

                  (d) lend, through a collective investment fund, any securities held in such collective investment fund to brokers, dealers or other borrowers and to permit such securities to be transferred into the name and custody and be voted by the borrower or others.

         17.3     United States Indicia of Ownership

                  The Trustee shall not maintain the indicia of ownership of any Trust assets outside the jurisdiction of the United States, except as authorized by ERISA section 404(b).

         17.4     Tax Withholding and Payment

                  (a) Withholding. The Trustee shall calculate and withhold federal (and, if applicable, state) income taxes with regard to any Eligible Rollover Distribution that is not paid as a Direct Rollover. With regard to any taxable distribution that is not an Eligible Rollover Distribution, the Trustee shall calculate and withhold federal (and, if applicable, state) income taxes in accordance with the Participant's withholding election.

                  (b) Taxes Due From Investment Funds. The Trustee shall pay from the Investment Fund any taxes or assessments imposed by any taxing or governmental authority on such Fund or its income, including related interest and penalties.

         17.5     Trustee Duties and Limitations

                  Unless otherwise agreed to by the Trustee, the Trustee's duties shall be confined to construing the terms of the Plan and Trust as they relate to the Trustee, receiving funds on behalf of and making payments from the Trust, safeguarding and valuing Trust assets, and investing and reinvesting Trust assets in the Investment Funds as directed by the Administrator or Participants. The Trustee shall have no duty or authority to ascertain whether Contributions are in compliance with the Plan, to enforce collection or to compute or verify the accuracy or adequacy or any amount to be paid to it by the Employer. The Trustee shall not be liable for the proper application of any part of the Trust with respect to any disbursement made at the direction of the Administrator.

         17.6     Trust Accounting

                  (a) Annual Report. Within 60 days (or other reasonable period) following the close of the Plan Year, the Trustee shall provide the Administrator with an annual accounting of Trust assets and information to assist the Administrator in meeting ERISA's annual reporting and audit requirements.

                  (b) Periodic Reports. The Trustee shall maintain records and provide sufficient reporting to allow the Administrator to properly monitor the Trust's assets and activity.

                  (c) Administrator Approval. Approval of any Trustee accounting will automatically occur 90 days after such accounting has been received by the Administrator, unless the Administrator files a written objection with the Trustee within such time period. Such approval shall be final as to all matters and transactions stated or shown therein and binding upon the Administrator.

         17.7     Valuation of Certain Assets

                  If the Trustee determines the Trust holds any asset which is not readily tradable and listed on a national securities exchange registered under the Securities Exchange Act of 1934, as amended, the Trustee may engage a qualified independent appraiser to determine the fair market value of such property, and the appraisal fees shall be paid from the Investment Fund containing the asset.


         17.8     Legal Counsel

                  The Trustee may consult with legal counsel of its choice, including counsel for the Employer or counsel of the Trustee, upon any question or matter arising under this Plan and Trust. When relied upon by the Trustee, the opinion of such counsel shall be evidence that the Trustee has acted in good faith.

         17.9     Fees and Expenses

                  The Trustee's fees for its services as Trustee shall be such as may be mutually agreed upon by the Company and the Trustee. Trustee fees and all reasonable expenses of counsel and advisors retained by the Trustee shall be paid in accordance with Section 6.

18       RIGHTS, PROTECTION, CONSTRUCTION AND JURISDICTION

         18.1     Plan Does Not Affect Employment Rights

                  The  Plan  does  not  provide  any  employment  rights  to any
                  Employee. The Employer expressly reserves the right to discharge an Employee at any time, with or without cause, without regard to the effect such discharge would have upon the Employee's interest in the Plan.

         18.2     Limited Return of Contributions

                  Except as provided in this paragraph, (1) Plan assets shall not revert to the Employer nor be diverted for any purpose other than the exclusive benefit of Participants or their Beneficiaries; and (2) a Participant's vested interest shall not be subject to divestment. As provided in ERISA section 403(c)(2), the actual amount of a Contribution made by the Employer (or the current value of the Contribution if a net loss has occurred) may revert to the Employer if:

                  (a) such Contribution is made by reason of a mistake of fact;

                  (b) initial qualification of the Plan under Code section 401(a) is not received and a request for such qualification is made within the time prescribed under Code section 401(b) (the existence of and Contributions under the Plan are hereby conditioned upon such qualification); or

                  (c)      such   Contribution  is  not  deductible  under  Code
                           section 404 (such Contributions are hereby conditioned upon such deductibility) in the taxable year of the Employer for which the Contribution is made.

                  The reversion to the Employer must be made (if at all) within one year of the mistaken payment of the Contribution, the date of denial of qualification, or the date of disallowance of deduction, as the case may be. A Participant shall have no rights under the Plan with respect to any such reversion.

         18.3     Assignment and Alienation

                  As provided by Code section 401(a)(13) and to the extent not otherwise required by law, no benefit provided by the Plan may be anticipated, assigned or alienated, except:

                  (a) to create, assign or recognize a right to any benefit with respect to a Participant pursuant to a QDRO, or

                  (b) to use a Participant's vested Account balance as security for a loan from the Plan which is permitted pursuant to Code section 4975.

         18.4     Facility of Payment

                  If a Plan benefit is due to be paid to a minor or if the Administrator reasonably believes that any payee is legally incapable of giving a valid receipt and discharge for any payment due him or her, the Administrator shall have the payment of the benefit, or any part thereof, made to the person (or persons or institution) whom it reasonably believes is caring for or supporting the payee, unless it has received due notice of claim therefor from a duly appointed guardian or conservator of the payee. Any payment shall to the extent thereof, be a complete discharge of any liability under the Plan to the payee.

         18.5     Reallocation of Lost Participant's Accounts

                  If the Administrator cannot locate a person entitled to payment of a Plan benefit after a reasonable search, the Administrator may at any time thereafter treat such person's Account as forfeited and use such amount to offset any Employer Contributions or as otherwise provided in Section 8. If such person subsequently presents the Administrator with a valid claim for the benefit, such person shall be paid the amount treated as forfeited, plus the interest that would have been earned in the Sweep Account to the date of determination. The Administrator shall pay the amount through an additional Employer Contribution or direct the Trustee to pay the amount from the Forfeiture Account.

         18.6     Claims Procedure

                  (a) Right to Make Claim. An interested party who disagrees with the Administrator's determination of his or her right to Plan benefits must submit a written claim and exhaust this claim procedure before legal recourse of any type is sought. The claim must include the important issues the interested party believes support the claim. The Administrator, pursuant to the authority provided in this Plan, shall either approve or deny the claim.

                  (b) Process for Denying a Claim. The Administrator's partial or complete denial of an initial claim must include an understandable, written response covering
                           (1) the specific reasons why the claim is being denied (with reference to the pertinent Plan provisions) and (2) the steps necessary to perfect the claim and obtain a final review.

                  (c) Appeal of Denial and Final Review. The interested party may make a written appeal of the Administrator's initial decision, and the Administrator shall respond in the same manner and form as prescribed for denying a claim initially.

                  (d) Time Frame. The initial claim, its review, appeal and final review shall be made in a timely fashion, subject to the following time table:

                                                                 Days to Respond
                           Action                               From Last Action
                           ------                               ----------------

                           Administrator determines benefit             NA
                           Interested party files initial request       60 days
                           Administrator's initial decision             90 days
                           Interested party requests final review       60 days
                           Administrator's final decision               60 days

                           However, the Administrator may take up to twice the maximum response time for its initial and final review if it provides an explanation within the normal period of why an extension is needed and when its decision will be forthcoming.

         18.7     Construction

                  Headings are included for reading convenience. The text shall control if any ambiguity or inconsistency exists between the headings and the text. The singular and plural shall be interchanged wherever appropriate. References to Participant shall include Beneficiary when appropriate and even if not otherwise already expressly stated.

         18.8     Jurisdiction and Severability

                  The Plan and Trust shall be construed, regulated and administered under ERISA and other applicable federal laws and, where not otherwise preempted, by the laws of the State of California. If any provision of this Plan and Trust shall become invalid or unenforceable, that fact shall not affect the validity or enforceability of any other provision of this Plan and Trust. All provisions of this Plan and Trust shall be so construed as to render them valid and enforceable in accordance with their intent.

         18.9     Indemnification by Employer

                  The Employers hereby agree to indemnify all Plan fiduciaries against any and all liabilities resulting from any action or inaction, (including a Plan termination in which the Company fails to apply for a favorable determination from the Internal Revenue Service with respect to the qualification of the Plan upon its termination), in relation to the Plan or Trust (1) including (without limitation) expenses reasonably incurred in the defense of any claim relating to the Plan or its assets, and amounts paid in any settlement relating to the Plan or its assets, but (2) excluding liability resulting from actions or inactions made in bad faith, or resulting from the negligence or willful misconduct of the Trustee. The Company shall have the right, but not the obligation, to conduct the defense of any action to which this Section applies. The Plan fiduciaries are not entitled to indemnity from the Plan assets relating to any such action.

19       AMENDMENT, MERGER AND TERMINATION

         19.1     Amendment

                  The Company reserves the right to amend this Plan and Trust at any time, to any extent and in any manner it may deem necessary or appropriate. The Company (and not the Trustee) shall be responsible for adopting any amendments necessary to maintain the qualified status of this Plan and Trust under Code sections 401(a) and 501(a). The Administrator shall have the authority to adopt Plan and Trust amendments which have no substantial adverse financial impact upon an Employer or the Plan. All interested parties shall be bound by any amendment, provided that no amendment shall:

                  (a) become effective until it is accepted in writing by the Trustee (which acceptance shall not unreasonably be withheld);

                  (b) except to the extent permissible under ERISA and the Code, make it possible for any portion of the Trust assets to revert to an Employer or to be used for, or diverted to, any purpose other than for the exclusive benefit of Participants and Beneficiaries entitled to Plan benefits and to defray reasonable expenses of administering the Plan;

                  (c) decrease the rights of any Employee to benefits accrued (including the elimination of optional forms of benefits) to the date on which the amendment is adopted, or if later, the date upon which the amendment becomes effective, except to the extent permitted under ERISA and the Code; nor

                  (d)      permit an  Employee  to be paid the balance of his or
                           her  Pre-Tax   Account   unless  the  payment   would
                           otherwise be permitted under Code section 401(k).

         19.2     Merger

                  This Plan and Trust may not be merged or consolidated with, nor may its assets or liabilities be transferred to, another plan unless each Participant and Beneficiary would, if the resulting plan were then terminated, receive a benefit just after the merger, consolidation or transfer which is at least equal to the benefit which would be received if either plan had terminated just before such event.

         19.3     Plan Termination

                  The Company may, at any time and for any reason, terminate the Plan, or completely discontinue contributions. Upon either of these events, or in the event of a partial termination of the Plan within the meaning of Code section 411(d)(3), the
                  Accounts of each affected Employee who has not yet incurred a Break in Service shall be fully vested. Distributions or withdrawals will be made in accordance with the terms of the Plan as in effect at the time of the Plan's termination or as thereafter amended provided that a post-termination amendment will not be effective to the extent that it violates Section
                  19.1 unless it is required in order to maintain the qualified status of the Plan upon its termination. The Trustee's and Employer's authority shall continue beyond the Plan's termination date until all Trust assets have been liquidated and distributed.

         19.4     Termination of Employer's Participation

                  Any Employer may terminate its Plan participation upon written notice executed by the Employer and delivered to the Company. Upon the Employer's request, the Company may instruct the Trustee and Administrator to spin off all affected Accounts and underlying assets into a separate qualified plan under which the Employer shall assume the powers and duties of the Company. Alternatively, the Company may treat the event as a partial termination described above or continue to maintain the Accounts under the Plan.

         19.5     Replacement of the Trustee

                  The Trustee may resign as Trustee under this Plan and Trust or may be removed by the Company at any time upon at least 90 days written notice (or less if agreed to by both parties). In such event, the Company shall appoint a successor trustee by the end of the notice period. The successor trustee shall then succeed to all the powers and duties of the Trustee under this Plan and Trust. If no successor trustee has been named by the end of the notice period, the Company's chief executive officer shall become the trustee, or if he or she declines, the Trustee may petition the court for the appointment of a successor trustee.

         19.6     Final Settlement and Accounting of Trustee

                  (a) Final Settlement. As soon as is administratively feasible after its resignation or removal as Trustee, the Trustee shall transfer to the successor trustee all property currently held by the Trust. However, the Trustee is authorized to reserve such sum of money as it may deem advisable for payment of its accounts and expenses in connection with the settlement of its accounts or other fees or expenses payable by the Trust. Any balance remaining after payment of such fees and expenses shall be paid to the successor trustee.

                  (b) Final Accounting. The Trustee shall provide a final accounting to the Administrator within 90 days of the date Trust assets are transferred to the successor trustee.

                  (c) Administrator Approval. Approval of the final accounting will automatically occur 90 days after such accounting has been received by the Administrator, unless the Administrator files a written objection with the Trustee within such time period. Such approval shall be final as to all matters and transactions stated or shown therein and binding upon the Administrator.

                          APPENDIX A - INVESTMENT FUNDS


I.       Investment Funds Available

         The Investment Funds offered to Participants and Beneficiaries as of the Effective Date include this set of daily valued funds:


                            Category             Funds
                            --------             -----

                            Money Market         Money Market

                            Income               U.S. Treasury Allocation

                            Balanced             Asset Allocation

                            Equity               Growth Stock
                                                 Fidelity Contra

                            Combination          LifePath


II.      Default Investment Fund

         The default Investment Fund as of the Effective Date is the Money Market Fund.


III.     Maximum Percentage Restrictions Applicable to Certain Investment Funds

         As of the Effective Date, there are no maximum percentage restrictions applicable to any Investment Funds.

                 APPENDIX B - PAYMENT OF PLAN FEES AND EXPENSES


As of the Effective Date, payment of Plan fees and expenses shall be as follows:

1) Investment Management Fees: These are paid by Participants in that management fees reduce the investment return reported and credited to Participants.

2) Special Fund Maintenance Fees: These are paid by the Employer on a quarterly basis.

3) Recordkeeping Fees: These are paid by Participants and are assessed monthly and billed/collected from Accounts quarterly.

4) Loan Fees: A $3.50 per month fee is assessed and billed/collected quarterly from the Account of each Participant who has an outstanding loan balance for loans entered into on or after April 1, 1994. For loans entered into prior to April 1, 1994, these are paid by the Employer on a quarterly basis.

5) Investment Fund Election Changes: For each Investment Fund election change by a Participant, in excess of 4 changes per year, a $10 fee will be assessed and billed/collected quarterly from the Participant's Account.

6) Recurring Payment Fees: A $3.00 per check fee will be assessed and billed/collected quarterly from the Participant's Account.

7) Additional Fees Paid by Employer: All other Plan related fees and expenses shall be paid by the Employer. To the extent that the Administrator later elects that any such fees shall be borne by Participants, the fees shall be added to the recordkeeping fees and assessed against Participants' Accounts, per 3) above and estimates of the fees shall be determined and reconciled, at least annually.

                         APPENDIX C - LOAN INTEREST RATE


As of the Effective Date, the interest rate charged on Participant loans shall be equal to the Trustee's prime rate, plus 2%.